UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06199

The Nottingham Investment Trust II
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                             (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922 with a copy to:
The Law Offices of John H. Lively & Associates, Inc.
 A Member Firm of the 1940 Act Law Group
 2041 West 141st Terrace, Suite 119
 Leawood, Kansas 66224

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Item 1.  REPORTS TO STOCKHOLDERS.

Annual Report 2011
March 31, 2011

Fixed Income Trust

INSTITUTIONAL CLASS SHARES
INVESTOR CLASS SHARES

This report and the financial statements contained herein are submitted for the general information of the shareholders of The EARNEST Partners Fixed Income Trust (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The EARNEST Partners Fixed Income Trust is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the EARNEST Partners Fixed Income Trust, including its principals, and Capital Investment Group, Inc.
Statements in the Annual Report that reflect projections or expectations of future financial or economic performance of the EARNEST Partners Fixed Income Trust (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements.  No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, investment advisor risk, and market sector risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.earnestpartners.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.earnestpartners.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 31, 2011.

For More Information on Your EARNEST Partners Fixed Income Trust:

                  See Our Web site @ www.earnestpartners.com
                                    or
                  Call Our Shareholder Services Group Toll-Free at 1-800-773-3863

1180 Peachtree Street ~ Suite 2300 ~ Atlanta, GA 30309
(404) 815-8772 ~ Fax (404) 815-8948
E-Mail:  invest@earnestpartners.com
www.earnestpartners.com
20 April 2011

Dear Shareholders of the EARNEST Partners Fixed Income Trust:

Enclosed for your review is the annual report of the EARNEST Partners Fixed Income Trust (the “Fund”) for the fiscal year ended March 31, 2011.  For the fiscal year, the Fund’s total return exceeded that of its benchmark, the Barclays Capital Aggregate Bond Index (“BCABI”),* by 185 basis points, with the Fund having a return of 6.97%, and the BCABI having a return of 5.12%.  In the Lipper Intermediate Investment Grade Debt Funds category as of March 31, 2011, the Fund ranked 159 out of 571, 59 out of 484, 72 out of 395, and 61 out of 265 for the one year, three year, five year, and ten year periods, respectively.** Thus, the Fund beat at least 72% of its peer group in this category for the fiscal year ended March 31, 2011 on a total return basis.

The 2010 fiscal year continued the trends we saw for much of the 2009 fiscal year.  With government intervention around the globe remaining robust, risk takers were willing to drift further down the risk spectrum this past fiscal year.   The confidence in risk assets stems from the implicit and sometimes explicit backing of central banks and governments around the world.  While we question and do not invest on implicit guarantees, the financial markets are certainly comfortable with it today.  Domestically, the Federal Reserve, which was wrapping up their first buy program at the end of the 2009 fiscal year, instituted a new buy program (“Quantitative Easing Part II) to further stimulate the economy midway through the most recent fiscal year as economic growth and improvements in employment have been slow to take-hold.  Their buy program continues to remove supply from the market, which has supported all asset prices.  While the fiscal picture domestically continued to deteriorate during the 2010 fiscal year, internationally, the European Union grappled with fiscal problems as well.  Greece and Ireland received direct support from the European Union while Portugal will most likely be bailed-out early in the 2011 fiscal year.  The question remains as to whether the bailouts are sufficient to cover the needs of these countries or will a full fledged debt restructuring be necessary to put the countries back-on solid footing.

   As we close the 2010 fiscal year, it is staggering for many to learn that US interest rates are actually lower year over year (even though the Federal government has borrowed trillions of dollars during this period of time) and that the US dollar is stronger today against a basket of currencies than it was at end of the 2007 fiscal year (despite the Federal Reserve increasing its balance sheet by trillions of dollars).  Lower interest rates have provided an assist to all borrowers though it has become apparent that just because someone has the ability to borrow at low interest rates does not mean they want to do so.  A quick look at the Federal Reserve’s data shows that banks are sitting on over a trillion dollars earning essentially nothing each day.  As the good credits do not want to borrow and the banks do not want to lend to riskier credits, the demand for high quality, short-term investments remains strong.

The tailwind that risk assets have received over the past fiscal year lifted the Fund’s returns relative to the benchmark.  Our emphasis on protecting capital through the downturn has continued to benefit returns as all of our assets have been able to participate in the tightening of credit spreads.  In particular, the Fund benefited from its holdings in commercial mortgage-backed, corporate, and agency mortgage-backed securities this past fiscal year.

Looking forward, we continue to see attractive opportunities for investment.  The margin for error though has changed dramatically in the last two fiscal years as the compensation for risk taking has declined precipitously.  Risk management is always important and a key element to the Fund’s strategy, but in today’s environment, we argue that it is even more critical.  Interest rates are low and risk spreads are tight, which means that any capital impairments will be almost impossible to earn back.  As we look at investments going forward, we will continue to implement the same philosophy and process that carried us safely through the volatility of the past fiscal years.  We continue to look at many high quality sectors supported by real assets or explicit government guarantees.  We believe these types of securities are the foundation of the Fund’s time tested process and its future success.

Very Truly Yours,

Earnest Partners LLC
Chris Fitze, CFA

* The BCABI is a benchmark index made up of USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, Mortgage-Backed Securities, Asset-Backed Securities, and Commercial Mortgage-Backed Securities sectors.

** In the Lipper Intermediate Investment Grade Debt Funds category as of 31 March 2011, the fund ranked in the top 28% for the one year period, top 12% for the three year period, top 18% for the five year period, and top 23% for the ten year period.

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)525-3863.  Fee waivers and expense reimbursements have positively impacted Fund performance.  An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s Prospectus contains this and other important information.  For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

EARNEST Partners Fixed Income Trust Institutional Class Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2001 to March 31, 2011

Performance Returns for the period ended March 31, 2011
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
EARNEST Partners Fixed Income Trust Institutional Class Shares	6.97%	6.84%	5.79%	1.56%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
EARNEST Partners Fixed Income Trust Institutional Class Shares	75.62%	$17,562
Barclays Capital Aggregate Bond Index	71.86%	$17,186
Lipper Intermediate Investment Grade Debt Fund Index	60.16%	$16,016

This graph assumes an initial investment of $10,000 at March 31, 2001.  All dividends and distributions are reinvested.  This graph depicts the performance of the EARNEST Partners Fixed Income Trust Institutional Class Shares (the “Fund”) versus the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.earnestpartners.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,007.80	$2.00
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.02
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 0.40%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

EARNEST Partners Fixed Income Trust Investor Class Shares

Performance Update - $10,000 Investment (Unaudited)

For the period from August 16, 2010 (Date of Initial Public Investment) to March 31, 2011

Performance Returns for the period ended March 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
EARNEST Partners Fixed Income Trust Investor Class Shares	1.31%	1.81%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
EARNEST Partners Fixed Income Trust Investor Class Shares	1.31%	$10,131
Barclays Capital Aggregate Bond Index	(0.46)%	$9,954
*Investor Class inception date – August 16, 2010 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at August 16, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Earnest Partners Fixed Income Trust Investor Class Shares (the “Fund”) versus the Barclays Capital Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Fund Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.earnestpartners.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,006.60	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 0.65%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2011
	Shares or	Coupon /	Maturity	Value
	Principal	Discount Rate	Date	(Note 1)

UNITED STATES AGENCY & RELATED OBLIGATIONS - 40.98%
Alter Barge Line Inc Title XI	$194,000	6.000%	3/1/2026	$216,935
* Ecuador Government US AID Bond	21,951	7.050%	5/1/2015	24,475
Israel Government US AID Bond	175,000	5.500%	9/18/2033	192,535
Matson Navigation Co Inc Title XI	221,000	5.337%	9/4/2028	233,288
Private Export Funding Corp	150,000	4.300%	12/15/2021	153,565
Rowan Cos Inc Title XI	214,279	2.800%	10/20/2013	217,594
SBA Series 1992-20H	20,493	7.400%	8/1/2012	21,117
SBA Series 1995-20-L	39,730	6.450%	12/1/2015	43,199
SBA Series 1997-20A	25,921	7.150%	1/1/2017	28,625
SBA Series 1998-20B	98,712	6.150%	2/1/2018	107,560
SBA Series 1999-20-L	92,716	7.300%	9/1/2019	102,772
SBA Series 2000-20K	255,582	7.220%	11/1/2020	282,149
SBA Series 2001-20A	176,490	6.290%	1/1/2021	191,222
SBA Series 2001-20K	332,032	5.340%	11/1/2021	353,888
SBA Series 2002-10B	66,055	5.300%	3/1/2012	67,171
SBA Series 2002-20H	117,420	5.310%	8/1/2022	124,743
SBA Series 2003-10B	56,854	3.390%	3/1/2013	57,733
SBA Series 2004-20D	135,064	4.770%	4/1/2024	142,568
SBA Series 2005-20B	189,767	4.625%	2/1/2025	199,327
SBA Series 2005-20L	117,300	5.390%	12/1/2025	125,714
SBA Series 2006-20H	127,600	5.700%	8/1/2026	137,765
SBA Series 2006-20K	418,914	5.360%	11/1/2026	449,376
SBA Series 2007-20A	130,283	5.320%	1/1/2027	138,926
SBA Series 2007-20G	150,279	5.820%	7/1/2027	165,988
SBA Series 2008-20A	133,972	5.560%	9/1/2027	144,969
SBA Series 2008-20A	142,895	5.170%	1/1/2028	152,832
SBA Series 2008-20C	163,802	5.490%	3/1/2028	174,844
SBA Series 2008-20D	151,458	5.370%	4/1/2028	162,054
SBA Series 2008-20E	98,837	5.490%	5/1/2028	105,893
SBA Series 2008-20I	168,866	5.600%	9/1/2028	180,978
SBA Series 2009-20C	85,393	4.660%	3/1/2029	88,665
SBA Series 2009-20F	130,957	4.950%	6/1/2029	138,344
Sterling Equipment Title XI	201,740	6.125%	9/28/2019	221,265
Tennessee Valley Authority	150,000	4.650%	6/15/2035	145,558
United States Treasury Note/Bond	900,000	2.625%	11/15/2020	839,813
United States Treasury Strip Coupon	575,000	0.000%	8/15/2025	304,816
United States Treasury Strip Coupon	400,000	0.000%	8/15/2030	160,707
United States Treasury Strip Coupon	550,000	0.000%	8/15/2035	170,240

Total United States Agency & Related Obligations (Cost $6,609,549)				6,769,213

				(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2011
	Shares or	Coupon /	Maturity	Value
	Principal	Discount Rate	Date	(Note 1)

MORTGAGE-BACKED SECURITIES - 23.79%
Fannie Mae Pool #745275	$293,921	5.000%	2/1/2036	$309,324
Fannie Mae Pool #745418	288,418	5.500%	4/1/2036	309,943
Fannie Mae Pool #874210	123,384	5.260%	1/1/2025	130,390
Fannie Mae Pool #888829	57,336	5.832%	6/1/2037	59,515
Fannie Mae Pool #926050	141,774	5.000%	4/1/2038	148,539
Fannie Mae Pool #931293	116,927	6.000%	6/1/2039	128,801
Fannie Mae Pool #958736	153,670	4.940%	5/1/2019	162,655
Fannie Mae Pool #AA3414	142,427	4.500%	3/1/2039	145,146
Fannie Mae Pool #AB1152	144,576	4.000%	6/1/2025	148,845
Fannie Mae Pool #AD0166	147,204	4.875%	8/1/2019	158,552
Fannie Mae Pool #AD0342	147,388	4.639%	10/1/2019	153,956
Fannie Mae Pool #AD0786	197,841	4.501%	1/1/2020	209,620
Fannie Mae Pool #AD0910	173,383	4.601%	4/1/2020	180,711
Fannie Mae Pool #AD1608	285,501	4.000%	2/1/2025	293,932
Fannie Mae Pool #AD1656	150,840	4.500%	3/1/2040	153,720
* Federal Agricultural Mortgage Corp	247,622	6.768%	4/25/2013	269,871
* FHA Downtowner Apts	3,006	8.375%	11/1/2011	3,171
* FHA Reilly #046	8,396	6.513%	6/1/2014	8,356
* FHA USGI #87	30,955	7.430%	8/1/2023	31,250
Ginnie Mae II pool #3665	305,323	5.500%	1/20/2035	332,198
Ginnie Mae II pool #4441	155,084	5.000%	5/20/2039	163,299
Ginnie Mae Trust 2005-32 B	96,447	4.385%	8/16/2030	97,326
Ginnie Mae Trust 2009-114 A	146,998	3.103%	12/16/2038	151,047
Ginnie Mae Trust 2009-27 B	175,000	4.353%	2/16/2041	178,963

Total Mortgage-Backed Securities (Cost $3,835,119)				3,929,130

COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.47%
Citigroup/Deutsche Bank CMT 2006-CD3 AJ	305,000	5.688%	10/15/2048	271,486
JP Morgan Chase CMS 2006-CB17 A3	300,000	5.450%	12/12/2043	309,069
Merrill Lynch/Countrywide CMT 2006-3 AM	320,000	5.456%	7/12/2046	323,723

Total Commercial Mortgage-Backed Securities (Cost $830,009)				904,278

CORPORATE OBLIGATIONS - 26.24%

Financials - 6.55%
Ally Financial Inc	175,000	6.875%	8/28/2012	183,816
Provident Cos Inc	375,000	7.000%	7/15/2018	414,852
USB Capital IX	275,000	6.189%	10/29/2049	230,313
Wachovia Capital Trust III	275,000	5.570%	3/29/2049	252,312
				1,081,293
				(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2011
	Shares or	Coupon /	Maturity	Value
	Principal	Discount Rate	Date	(Note 1)

CORPORATE OBLIGATIONS - (Continued)

Industrials - 14.74%
American Airlines Pass Through Trust 2001-01	$337,678	6.977%	5/23/2021	$302,222
* Burlington Northern and Santa Fe Railway 1998-CTR	182,948	6.230%	7/2/2018	200,489
Chesapeake Energy Corp	150,000	6.875%	11/15/2020	162,000
Continental Airlines Inc	263,698	7.707%	4/2/2021	285,454
CSXT TRUST 1998 A	300,000	6.550%	6/15/2013	328,452
CVS Pass-Through Trust	178,757	6.036%	12/10/2028	184,068
Federal Express Corp 1999 Pass Through Trust	100,392	7.650%	1/15/2022	113,443
Ford Motor Credit Co LLC	175,000	5.625%	9/15/2015	183,256
GATX Financial Corp	250,000	6.273%	6/15/2011	252,564
Pulte Group Inc	325,000	5.250%	1/15/2014	329,875
* Union Pacific Railroad Co 2001 Pass Through Trust	79,882	6.630%	1/27/2022	92,683
				2,434,506
Utilities - 4.95%
Commonwealth Edison Co	200,000	5.900%	3/15/2036	203,727
Nevada Power Co	375,000	5.875%	1/15/2015	417,172
NextEra Energy Capital Holdings Inc	200,000	6.350%	10/1/2066	197,250
				818,149

Total Corporate Obligations (Cost $4,217,769)				4,333,948

INVESTMENT COMPANY - 2.01%
Dreyfus Treasury & Agency Cash Management, 0.01% §	332,213			332,213

Total Investment Company (Cost $332,213)				332,213

Total Value of Investments (Cost $15,824,659) - 98.49%				$16,268,782

Other Assets Less Liabilities - 1.51%				249,891

Net Assets - 100%				$16,518,673

§ Represents 7 day effective yield
* Securities valued using Matrix System (note 1)

				(Continued)

EARNEST Partners Fixed Income Trust

Schedule of Investments

As of March 31, 2011

Summary of Investments by Category
	% of Net
Category	Assets	Value
United States Agency & Related Obligations	40.98%	$6,769,213
Mortgage-Backed Securities	23.79%	3,929,130
Commercial Mortgage-Backed Securities	5.47%	904,278
Corporate Obligations	26.24%	4,333,948
Investment Company	2.01%	332,213
Total	98.49%	$16,268,782

EARNEST Partners Fixed Income Trust

Statement of Assets and Liabilities

As of March 31, 2011

Assets:
Investments, at value (cost $15,824,659)	$16,268,782
Receivables:
Fund shares sold	80,911
Dividends and interest	168,127
Prepaid expenses
Administration fees	512
Fund accounting fees	2,291
Compliance services fees	668
Other expenses	4,970
Due from affiliates:
Advisor (note 2)	41,567

Total assets	16,567,828

Liabilities:
Payables:
Fund shares repurchased	29,802
Distributions	2,522
Accrued expenses	16,831

Total liabilities	49,155

Net Assets	$16,518,673

Net Assets Consist of:
Capital	$17,791,316
Accumulated net realized loss on investments	(1,716,766)
Net unrealized appreciation on investments	444,123

Total Net Assets	$16,518,673

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	1,465,943
Net Assets	16,511,615
Net Asset Value, Offering Price and Redemption Price Per Share	$11.26

Investor Class Shares outstanding, no par value (unlimited authorized shares)	724
Net Assets	7,058
Net Asset Value, Offering Price and Redemption Price Per Share	$9.75

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statement of Operations

For the fiscal year ended March 31, 2011

Investment Income:
Interest	$828,148
Dividends	21

Total Investment Income	828,169

Expenses:
Advisory fees (note 2)	76,647
Administration fees (note 2)	24,115
Transfer agent fees (note 2)	24,020
Fund accounting fees (note 2)	35,066
Compliance service fees (note 2)	7,750
Custody fees (note 2)	4,956
Distribution and service fees - Investor Class Shares (note 3)	8
Registration and filing administration fees (note 2)	3,882
Legal fees	15,922
Audit and tax preparation fees	16,500
Registration and filing expenses	18,699
Printing expenses	66
Trustee fees and meeting expenses	3,360
Securities pricing fees	20,721
Chief compliance officer fees	13,500
Other operating expenses	10,622

Total Expenses	275,834

Expenses reimbursed by advisor (note 2)	(131,517)
Advisory fees waived (note 2)	(76,647)

Net Expenses	67,670

Net Investment Income	760,499

Realized and Unrealized Gain on Investments

Net realized gain on investment transactions	124,235
Net change in unrealized appreciation on investments	292,070

Realized and Unrealized Gain on Investments	416,305

Net Increase in Net Assets Resulting from Operations	$1,176,804

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Statements of Changes in Net Assets

For the fiscal years ended March 31,	2011	2010

Operations:
Net investment income	$760,499	$795,777
Net realized gain (loss) from investment transactions	124,235	(299,727)
Net change in unrealized appreciation on investments	292,070	2,314,114
Net Increase in Net Assets Resulting from Operations	1,176,804	2,810,164

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(796,480)	(848,236)
Investor Class Shares	(204)	-
Net Decrease in Net Assets Resulting from Distributions	(796,684)	(848,236)

Capital Share Transactions:
Institutional Class Shares
Shares sold	2,061,368	3,565,320
Reinvested dividends and distributions	768,862	831,554
Shares repurchased	(3,575,575)	(2,557,127)
Investor Class Shares
Shares sold	7,000	-
Reinvested dividends and distributions	204	-
Shares repurchased	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(738,141)	1,839,747

Net Increase (Decrease) in Net Assets	(358,021)	3,801,675

Net Assets:
Beginning of Year	16,876,694	13,075,019
End of Year	$16,518,673	$16,876,694

Undistributed Net Investment Income	$-	$-

Share Information:
Institutional Class Shares
Shares sold	182,190	349,038
Reinvested distributions	67,954	77,819
Shares repurchased	(314,154)	(248,320)
Net Increase (Decrease) in Capital Shares	(64,010)	178,537
Shares Outstanding, Beginning of Year	1,529,953	1,351,416
Shares Outstanding, End of Year	1,465,943	1,529,953

Investor Class Shares
Shares sold	703	-
Reinvested distributions	21	-
Shares repurchased	-	-
Net Increase in Capital Shares	724	-
Shares Outstanding, Beginning of Period	-	-
Shares Outstanding, End of Period	724	-

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Financial Highlights

For a share outstanding during each	Institutional Class Shares
fiscal year ended March 31,	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$11.03	$9.68	$10.51	$10.61	$10.41

Income (Loss) from Investment Operations
Net investment income	0.51	0.55	0.55	0.52	0.49
Net realized and unrealized gain (loss) on securities	0.25	1.38	(0.84)	(0.09)	0.21

Total from Investment Operations	0.76	1.93	(0.29)	0.43	0.70

Less Distributions:
Dividends (from net investment income)	(0.53)	(0.58)	(0.54)	(0.53)	(0.50)

Total Distributions	(0.53)	(0.58)	(0.54)	(0.53)	(0.50)

Net Asset Value, End of Year	$11.26	$11.03	$9.68	$10.51	$10.61

Total Return (a)	6.97%	20.28%	(2.79)%	4.16%	6.84%

Net Assets, End of Year (in thousands)	$16,512	$16,877	$13,075	$34,652	$44,403

Average Net Assets for the Year (in thousands)	$17,028	$15,591	$25,623	$41,949	$37,799

Ratios of:
Gross Expenses to Average Net Assets (b)	1.62%	1.56%	1.14%	0.94%	0.95%
Net Expenses to Average Net Assets (b)	0.40%	0.40%	0.40%	0.40%	0.40%
Net Investment Income to Average Net Assets	4.46%	5.10%	5.23%	4.86%	4.66%

Portfolio turnover rate	27.03%	28.62%	23.61%	19.38%	26.51%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements					(Continued)

EARNEST Partners Fixed Income Trust

Financial Highlights

For a share outstanding during the initial period from	Investor Class Shares
August 16, 2010 (Commencement of Operations) through March 31, 2011

Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income	0.28
Net realized and unrealized loss on securities	(0.15)	(e)

Total from Investment Operations	0.13

Less Distributions:
Dividends (from net investment income)	(0.38)

Total Distributions	(0.38)

Net Asset Value, End of Period	$9.75

Total Return (b)(c)	1.31%

Net Assets, End of Period (in thousands)	$7

Average Net Assets for the Period (in thousands)	$5

Ratios of:
Gross Expenses to Average Net Assets (d)	1.75%	(a)
Net Expenses to Average Net Assets (d)	0.65%	(a)
Net Investment Income to Average Net Assets	4.16%	(a)

Portfolio turnover rate	27.03%	(b)

(a) Annualized.
(b) Not annualized.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of of America, and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The expense ratios listed reflect total expenses prior to any waivers (gross expense ratio) and after any waivers (net expense ratio).
(e)	This amount per share is a loss for the Investor Class Shares because of the short time period since the
Commencement of Operations on August 16, 2010 relative to the full fiscal year in which the Institutional
Class Shares were in operation. The loss during this period is offset by the gain in the Institutional Class
Shares during the full fiscal year to create a gain in the Realized and Unrealized Gain on Investments on the Statement of Operations.

See Notes to Financial Statements

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

EARNEST Partners Fixed Income Trust (the “Fund”) is a series fund.  The Fund is a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 15, 1991.  The investment objective of the Fund is to preserve capital and maximize total returns through active management of investment-grade fixed-income securities.

The Board of Trustees of the Trust approved, on June 29, 2010, a plan to authorize a new class of shares for the Fund designated as Investor Class Shares.  On August 16, 2010, the Investor Class Shares became effective.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Investor Class Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Investor Class Shares are subject to distribution plan fees as described in Note 3.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees, taking into consideration institutional bid and last sale prices, and securities prices, yields, estimated maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the value of a portfolio security, such as fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

The financial statements include securities valued at $630,295 (3.82% of net assets) whose values have been estimated using a method approved by the Trust’s Board of Trustees.  Such securities are valued using a matrix pricing system which considers the yields of securities of comparable price, yield, yield curve, maturity, and relative risk, especially the current market yields of U.S. Treasury securities with similar remaining years to maturity.  The value for the security is then periodically recalibrated by use of an observable input such as a dealer quote.  The values estimated using the matrix pricing system may differ from the values that would have resulted from actual purchase and sale transactions.

Fair Value Measurement
GAAP defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.
(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1	Level 2	Level 3
US Agency & Related Obligations	$6,769,213	$-	$6,769,213	$-
Mortgage-Backed Securities	3,929,130	-	3,886,353	42,777
Commercial Mortgage-Backed Securities	904,278	-	904,278	-
Corporate Obligations	4,333,948	-	4,333,948	-
Investment Company	332,213	-	332,213	-
Total	$16,268,782	$-	$16,226,005	$42,777

The following is a reconciliation of Level 3 investments in securities noted above:

Description	Level 3 Reconciliation
Balance, beginning of year	$ 65,479
Accrued discounts (premiums)	(18)
Realized gain (loss)	(363)
Change in unrealized appreciation (depreciation)	1,231
Net purchases (sales)	(23,552)
Balance, end of year	$ 42,777

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income at the end of each month.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the Fund’s shares were owned directly or indirectly by five or fewer individuals at a certain time during the last half of the fiscal year.  As a personal holding company, the Fund may be subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Other Service Providers

Advisor
The Fund pays a monthly advisory fee to EARNEST Partners, LLC (the “Advisor”) based upon the average daily net assets of the Fund and is calculated at the annual rate as shown in Schedule A.

The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 0.40% of the average daily net assets of the Fund for the current fiscal year.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2011.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  Subject to approval by the Board of Trustees, the Advisor may be able to recoup fees waived and expenses assumed during any of the previous three (3) fiscal years, provided that the Fund’s total assets exceed $20 million and the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 0.40% as described above.  As of March 31, 2011, the recapturable reimbursed expense amounts are as follows for the fiscal years ended 2009, 2010 and 2011: $189,497, $181,398, and $208,164, respectively.  These amounts are set to expire in 2012, 2013, and 2014, respectively.  The expense limitation percentage, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2011, are included in the following schedule:

Schedule A: Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets	Rate
All assets	0.45%	0.40%	$76,647	$131,517

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

Administrator
The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rate shown in Schedule B provided below, which is subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the custodian for the Fund, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is included in Schedule B provided below.

Schedule B: Administration Fees (1)		Custody Fees (2)		Fund Accounting Fees (monthly)	Fund Accounting Asset Based Fees		Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate
On all assets	0.125%	First $100 million	0.020%	$2,250	On all assets	0.01%	$160 per state
		Over $100 million	0.009%	$750(3)
(1)	Subject to minimum fees of $2,000 per month.
(2)	Subject to minimum fees of $400 per month.
(3)	For each additional class

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a wholly owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  It receives compensation for this service at an annual rate of $7,750.

Transfer Agent
Nottingham Shareholder Services, LLC (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services at a rate of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus an additional $500 for the Investor Class Shares.  The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, or the Distributor.

3.	Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Investor Class Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares or servicing of Investor Class shareholder accounts. For the initial period ended March 31, 2011, $8 in fees were incurred by the Distributor.
(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

4.	Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below.  Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
March 31, 2011	$4,488,398	$5,542,050	$2,398,714	$2,571,408

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Fund recognizes the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions in the open tax years of 2008, 2009, 2010 and as of and during the fiscal year ended March 31, 2011, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and paydown losses.  For the fiscal year ended March 31, 2011, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(2,532)
Accumulated Net Investment Income (Loss)	36,185
Accumulated Net Realized Gain (Loss) on Investments	(33,653)

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	March 31, 2011	March 31, 2010
Ordinary Income	$796,684	$848,236

At March 31, 2011, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$15,824,659

Unrealized Appreciation	$606,019
Unrealized Depreciation	(161,896)
Net Unrealized Appreciation (Depreciation)	444,123
Undistributed Ordinary Income	-
Accumulated Capital Losses	(1,716,766)
Other Book/Tax Differences	-

Distributable Earnings	$(1,272,643)

(Continued)

EARNEST Partners Fixed Income Trust

Notes to Financial Statements

Accumulated capital losses noted above represent net capital loss carryovers as of March 31, 2011 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.  Capital loss carryforwards in the amounts of $141,621, $419,427, $323,224, $3,990, $421,662, $368,721, and $38,121 are set to expire in fiscal years ending 2013, 2014, 2015, 2016, 2017, 2018, and 2019, respectively.

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects that risk of loss to be remote.

7.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

The Board of Trustees has approved, subject to a vote of shareholders, a plan to reorganize the EARNEST Partners Fixed Income Trust into the Touchstone Total Return Bond Fund.  A special meeting of shareholders will be held on July 27, 2011 to vote on approval of the reorganization.  If approved, the reorganization is expected to take place on or about July 29, 2011.  Shareholders should expect to receive a proxy statement soliciting their approval of the reorganization in the near future.

This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II
and the Shareholders of EARNEST Partners Fixed Income Trust:

We have audited the accompanying statement of assets and liabilities of EARNEST Partners Fixed Income Trust, a series of shares of The Nottingham Investment Trust II (the "Fund"), including the schedule of investments, as of March 31, 2011, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EARNEST Partners Fixed Income Trust as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                           BBD, LLP

Philadelphia, Pennsylvania
May 31, 2011

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included in Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Additionally, you may obtain copies of the Fund’s Forn N-Q by calling the Fund at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.    Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement between the Advisor and the Trust.  At the annual meeting of the Trust’s Board of Trustees on March 21, 2011, the Trustees unanimously approved the renewal of the Investment Advisory Agreement upon the terms and for the compensation described therein.  In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, copies of the Investment Advisory Agreement; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the continuation of the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s commencement of operations (including research and recommendations with respect to portfolio securities), its procedures for formulating investment decisions and assuring compliance with the Fund’s investment objectives and limitations and its efforts to promote the Fund and grow the Fund’s assets.  The Trustees noted that one employee of the Advisor served as an officer of the Trust, which includes service as a principal executive officer with respect to the Fund, without additional compensation.  The Trustees also noted that the Advisor was exploring the idea of reorganizing the Fund as a series of another open-end management investment company that had expressed interest in it.  After reviewing the foregoing information and further information in the materials provided by the Advisor (e.g., descriptions of the Advisor’s business, the experience and education of the Fund’s portfolio managers, and the Advisor’s compliance program, and a copy of the Advisor’s Form ADV), the Board of Trustees concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor was satisfactory and adequate for the Fund.

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

In considering the investment performance of the Fund and the Advisor, the Trustees compared the short and long-term performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Lipper category averages).  The Trustees noted that the Fund had generally outperformed its peers during the short, medium-term and long-term periods.  The Trustees also noted that the Fund had outperformed its category average during the short, medium, and long-term periods.  The Trustees also considered the consistency of the Advisor’s management of the Fund with the Fund’s investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of the Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset levels of the Fund; the overall expenses of the Fund in light of the Fund’s expense limitation arrangement with the Advisor, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Fund; and the nature and frequency of advisory fee payments.  The Trustees noted that the Advisor was not renewing the expense limitation agreement with the Fund at the end of the agreement’s current term on July 31, 2011.  The Trustees reviewed the Advisor’s financial statements and considered the financial stability and profitability of the firm.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including the ability to place small accounts into the Fund.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors.  The Trustees determined that while the Fund’s management fee was lower than some of the specifically identified comparable funds and higher than others, it was the same as the category average.  The Trustees also determined that the Fund’s net expense ratio was lower than or about the same as the comparable funds and lower than the category average.  The Trustees noted that the Fund’s net expense ratio would be higher than the comparable funds and category average once the current term of the expense limitation agreement ended.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fee to be paid to the Advisor by the Fund was fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor and that it reflected a charge that was within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered that the Fund’s fee arrangements with its Advisor involved both the management fee and the expense limitation arrangement.  The Trustees considered that while the management fee remained the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement.  The Trustees noted that the Fund’s shareholders would continue to experience benefits from the expense limitation arrangement until its current term ended.  Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Fund’s asset level, expectations for growth, and levels of fees, the Board of Trustees determined, in light of all the facts and circumstances, that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services to be provided by the Advisor and that the expense limitation arrangement would continue to provide potential savings for the benefit of the Fund’s investors.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and the Advisor’s performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees noted that the Fund’s fixed income portfolio transactions were normally principal transactions executed in over-the-counter markets on a “net” basis.  The Trustees considered the anticipated portfolio turnover rate for the Fund and the basis for selecting and evaluating the broker-dealers used.  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.
In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or other accounts of the Advisor; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the renewal of the Investment Advisory Agreement for the Fund upon the terms and for the compensation described therein.

4.  Information About Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $3,000 during the fiscal year ended March 31, 2011 from the Fund for their services to the Fund and Trust.  The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation for their services to the Fund and Trust.

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson, 78	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the six series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies). Previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006,  New Providence Investment Trust for the one series of that trust from 1999  to 2010; (all registered investment companies).

James H. Speed, Jr., 57	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following: Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the six series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank. Previously, Independent Trustee of New Providence Investment Trust for the one series of that trust from 2009  to 2010.

(Continued)

EARNEST Partners Fixed Income Trust

Additional Information (Unaudited)

And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
Keith A. Lee, 50 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Brown Capital Management Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Brown Capital Management Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Brown Capital Management Funds.
Other Officers
Eddie C. Brown, 70 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Brown Capital Management Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 51 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a
Douglas S. Folk, 50 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, the Fund	Since 2004	Partner of EARNEST Partners, LLC.	n/a	n/a
T. Lee Hale, Jr., 33	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 2011	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
Vason Hamrick, 34	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Julian G. Winters, 42 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

(Continued)

EARNEST Partners Fixed Income Trust
is a series of
The Nottingham Investment Trust II

For Shareholder Service Inquiries: Documented:	For Investment Advisor Inquiries: Documented:

Nottingham Shareholder Services, LLC	EARNEST Partners, LLC
116 South Franklin Street	1180 Peachtree Street, Suite 2300
Post Office Drawer 4365 Rocky Mount, North Carolina 27803-0365	Atlanta, Georgia 30309

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-322-0068

World Wide Web @: ncfunds.com	World Wide Web @: earnestpartners.com

Annual Report 2011
March 31, 2011

Small Company Fund
International Equity Fund
Mid-Cap Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Brown Capital Management Funds (the “Funds”).  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.  The Funds’ shares are not deposits or obligations of, or guaranteed by, any depository institution.  The Funds’ shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Funds nor the Funds’ distributor is a bank.

The Brown Capital Management Funds are distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Brown Capital Management Funds, including its principals, and Capital Investment Group, Inc.

Table of Contents

Small Company Fund	4
International Equity Fund	11
Mid-Cap Fund	19
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	32

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Brown Capital Management Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, including, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

Investments in the Funds are subject to investment risks, including, without limitation, market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, and portfolio turnover risk.  In addition to the risks above, which are applicable to all the Funds, the Small Company Fund has small companies risk; the International Equity Fund has foreign securities risk; and the Mid-Cap Fund has mid-cap companies risk.  More information about these risks can be found in the Funds’ prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.browncapital.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing.  The prospectus contains these and other information about the Funds.  A copy of the prospectus is available by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

Regarding the Brown Capital Management International Equity Fund and Mid-Cap Fund:

Stated performance in the aforementioned Funds was achieved at some or all points during the year by waiving and/or reimbursing part of those Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about May 31, 2011.

For More Information on Your Brown Capital Management (BCM) Mutual Funds:

See Our Website @ www.browncapital.com
or
Call Our Shareholder Services Group Toll-Free at 1-877-892-4BCM, (1-877-892-4226)

The Brown Capital Management Small Company Fund

Performance

As displayed in the table below, your Fund outperformed the broad market index as measured by the S&P 500 and the stylized small cap growth index, the Russell 2000 Growth, for your Fund’s fiscal year ending March 31, 2011.  Your Fund outpaced the broad market by 16.30% and the stylized index by 0.11%.  When compared to its peers in the Morningstar Small Growth Category, the Fund’s results for the fiscal year place it in the thirty-third percentile (768 peers).  Over the more meaningful long-term evaluation horizons, your Fund shows more favorably placing in the third, first and twenty-fourth percentiles over the three (660 peers), five (566 peers) and ten (349 peers) year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar.  In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).  Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

	Annualized
as of March 31, 2011	1	3	5	10	Since Inception 12/31/92	Total Expense Ratio as of 3/31/11: 1.21%
Small Company- Institutional Class	31.95%	15.52%	11.35%	8.28%	11.94%
S&P 500*	15.65%	2.36%	2.62%	3.26%	8.01%
Russell 2000 Growth**	31.84%	10.16%	4.34%	6.44%	6.65%
Morningstar Small Growth Category	29.11%	8.77%	3.56%	9.69%	***
Total Funds in Morningstar Small Growth Category	768	687	566	349	***
*** Information Unavailable

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus-gross cash dividend return of the companies represented in the S&P 500 Index.

** The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Investment Philosophy and Process

The Brown Capital Small Company Team’s investment philosophy uses a growth approach that seeks to identify exceptional small companies that have the wherewithal to become exceptional large companies.  The goal is to identify publicly-traded companies early in their corporate life cycle (with operating revenue of $250 million or less at the time of initial investment) that can produce exceptional long-term returns.

The strategy’s greatest strength is a time-tested investment philosophy and process that features stock-selection over a full market cycle (3-5 years).  Combined with the portfolio management team’s experience, commitment and discipline, the philosophy and process is characterized by a benchmark agnostic approach that favors patient investors seeking long-term results.  The team works to develop a comprehensive understanding of prospective companies for the portfolio, know them exceedingly well and invest early in the company’s life cycle with a general view toward holding investments for long time periods and attempting to realize meaningful rewards for incurring risk associated with the earlier stage investment.

The research process of your Fund’s team typically begins with an investment candidate originating from any number of sources, including: personal reading (financial and non-financial) of the portfolio managers/analysts, observation and analysis of business and consumer trends, broker-sponsored investment conferences, and the occasional utilization of screening models.

First, a small company must meet the initial investment criteria of having no more than $250 million in revenue, and having a product or service which your team believes saves time, lives, money or headaches (or in the consumer related area, has a strong product concept and a good value proposition).  The second step requires a thorough review, analysis and evaluation of company financial and non-financial information, and conducting an industry analysis with an emphasis on competitive forces and standings.  The analytical process includes a detailed quantitative analysis of financial information as well as qualitative review of the company.  The quantitative analysis involves construction of independent balance sheet, income statement and statement of cash flows, and incorporating this information into our proprietary asset utilization model.  The qualitative review includes your team’s assessment of the sustainability of the business model, defensibility of the company’s competitive position, durability of its value proposition, management’s ability to deliver on the growth plan, and many other factors.  As investment managers, all the conventional bases are “covered,” but what distinguishes Brown Capital Management from others is the firm’s attention to unconventional analysis, which is particularly important in the practice of patience and tolerance.   When fundamentals change adversely, positions are sold out of the portfolio.

Portfolio Review

While average annual portfolio turnover for the Morningstar Small Growth Category is 113%, your Small Company Fund turnover, over the same period, is 6.96%.  One might surmise that limited purchase and sales activity suggests complacency, but your Fund’s management team would argue otherwise.  As noted above, the team dedicates meaningful time to identifying early the companies in your Fund and remains invested if long-term prospects are favorable.  One of the year’s top performers is Green Mountain Coffee Roasters, Inc. (4.39% of the portfolio), a specialty coffee and coffee maker company.  Your team invested in Green Mountain in 2001, long before it was visible to Wall Street analysts.  At the time, they were a regional coffee maker that had yet to fully leverage the unique technology of the single cup brewing system.  During the holding period, Green Mountain grew its distribution resulting in substantial wholesale business; however, by leveraging the single cup brewing system the company was able to diversify into additional markets and began to build the brand.  Green Mountain is an excellent example of a small company that continues to evolve requiring your team to revisit the investment thesis and risk profile.  Even during underwhelming performance periods, your team remained invested and often increased the position in the company due to its growth potential.  One might ask if that capital is better allocated to another company during those underwhelming periods of performance.  Most, with higher turnover chasing quarterly outcomes may respond in the affirmative, but that is not what we believe small company investing seeks to achieve.  You team remains steadfast in their focus to achieve long-term outcomes over a full market cycle (3-5 years).

This approach is not without its critics.  Some contend that allocating capital to a company that cannot perform year over year is unconscionable.  While there are managers who seem to retain that skill, few active managers outperform passive indices with enough consistency to make any meaningful claim to that type of success.  Your team learned many years ago that being “all things to all people” is not a winning equation.  By establishing a well-conceived investment program, your team believes it is best positioned to succeed based on those competencies required to fuel long-term outcomes.

However, even the most thoughtful plan incurs unique risks.  A long-term view requires a component of prognostication that even the most in-depth research cannot always foretell.  As evidence, one of the year's leading performance detractors was Affymetrix.  Affymetrix develops products used in genetic analysis in various life sciences and clinical healthcare markets.  This company was a long term holding in your portfolio, dating back to 1997.  In recent years, the company faced increasing competition for its products and services, and, in some cases, been slow to react to changing market dynamics.  Importantly, your team identified that one of the company’s significant competitors achieved a stronger presence and higher market share in its primary markets.  As a result, growing revenue and maintaining profitability became difficult for Affymetrix .  The company’s reduced growth prospects for the future, loss of profitability, and failure to adequately respond to competitive threats, all factored into your team’s decision to sell this company from the portfolio during the period.  While not all under performers are sold from your portfolio, any decline in fundamentals, outside of the investment thesis, often drives an increased level of scrutiny from your team.  Their efforts are often redoubled to ensure that new risks are commensurate with future prospects.

Outlook

As most know, we are emerging from the worst recession in the past 70 years, and consumer confidence was shattered.  Interestingly, during this period, it reached its lowest level than at any time in the past thirty years. Despite a steady climb out of the abyss, growth has not been as consistent or as strong as desired.  Notably jobless claims as a percent of the labor force, which your team thinks paints a more accurate picture than an absolute jobless claims number, has been stubbornly high, albeit improving.  The challenge then for the administration and the nation is to simultaneously stoke an improvement in economic growth, a reduction in unemployment, and a reversal in the trend of the Federal Debt, while containing inflation and interest rates.  It is a huge challenge, but can be done if managed properly, and if both sides of the aisle in Congress work cooperatively towards “Nation Building” (a term that credited to Thomas Friedman, a Pulitzer Prize-winning columnist for the New York Times and author). Ultimately, “Nation Building” is the goal.   The level of the total debt as a percent of GDP is currently 94%, and the trend is unsustainable.  We posit that the “fix” will have to occur on the spending side of the ledger.  In all likelihood, the major sources of spending reduction will occur in Defense and Other Discretionary, and by a much smaller amount by reducing waste and improving efficiency of government.  It is tough for Congress to reduce spending.    The path back to a healthier situation will, in your team’s view, be a combination of containment of spending, spending cuts in the tens of billions rather than hundreds of billions, and growing to a lower level of Federal Debt as a percent of GDP.  Lastly, these efforts must ultimately restore consumer confidence.  Collectively, making progress towards the “fix,” through these initiatives is paramount to our recovery.

The Brown Capital Management Small Company Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2001 to March 31, 2011

Performance Returns for the period ended March 31, 2011
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management Small Company Fund	31.98%	11.35%	8.28%	1.21%
Cumulative Total Investment Returns	Ten Year		Final Value of $10,000 Investment
The Brown Capital Management Small Company Fund	121.47%		$22,147
Russell 2000® Index	113.32%		$21,332
Russell 2000® Growth Index	86.68%		$18,668

This graph assumes an initial investment of $10,000 at March 31, 2001.  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management Small Company Fund (the “Fund”) versus the Russell 2000® Index and the Russell 2000® Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that seek capital growth by investing in larger, more established companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,271.60	$6.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$5.94
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.18%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 94.97%

Business Services - 15.27%
*	ACI Worldwide, Inc.	760,680	$24,950,304
*	Concur Technologies, Inc.	389,052	21,572,933
*	Diodes, Inc.	1,089,738	37,116,476
*	MedAssets, Inc.	1,393,817	21,241,771
	NIC, Inc.	2,782,097	34,664,929
*	Nuance Communications, Inc.	780,420	15,257,211
*ß	PROS Holdings, Inc.	1,730,877	25,184,260
			179,987,884
Consumer Related - 12.94%
*	Dolby Laboratories, Inc. - Cl. A	304,400	14,982,568
*	DTS, Inc.	581,483	27,114,552
*	Green Mountain Coffee Roasters, Inc.	799,923	51,683,025
*	Peet's Coffee & Tea, Inc.	391,438	18,824,253
	PetMed Express, Inc.	738,449	11,711,801
*	Rovi Corp.	525,560	28,196,294
			152,512,493
Industrial Products and Systems - 23.59%
*	ANSYS, Inc.	444,616	24,093,741
	Balchem Corp.	757,517	28,422,038
	CARBO Ceramics, Inc.	265,130	37,409,843
	Cognex Corp.	723,558	20,440,514
ß	Dynamic Materials Corp.	841,961	23,541,230
*	EnerNOC, Inc.	761,639	14,554,921
	FLIR Systems, Inc.	765,580	26,496,724
*	Hittite Microwave Corp.	505,334	32,225,149
*ß	Measurement Specialties, Inc.	1,151,930	39,188,659
	Sun Hydraulics Corp.	732,440	31,568,164
			277,940,983
Information/Knowledge Management - 17.82%
ß	American Software, Inc.	1,373,199	10,134,209
	Blackbaud, Inc.	1,140,344	31,062,970
*	FEI Co.	1,009,158	34,028,808
*	Manhattan Associates, Inc.	611,770	20,029,350
*	Medidata Solutions, Inc.	916,594	23,437,308
*	Netscout Systems, Inc.	1,073,384	29,324,851
	Quality Systems, Inc.	367,114	30,595,281
*	Tyler Technologies, Inc.	1,322,328	31,325,951
			209,938,728

			(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2011
			Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Medical/Health Care - 19.90%
	*	Abaxis, Inc.	1,082,237	$31,211,715
	*ß	Accelrys, Inc.	3,612,654	28,901,232
	*	Bruker Corp.	568,600	11,855,310
	ß	Cantel Medical Corp.	900,916	23,189,578
	*	Gen-Probe, Inc.	452,550	30,026,692
	*	Immucor, Inc.	1,234,978	24,427,865
	*ß	IRIS International, Inc.	1,737,211	15,669,643
	*ß	Kensey Nash Corp.	587,977	14,646,507
		Meridian Bioscience, Inc.	1,250,024	29,988,076
		Techne Corp.	342,801	24,541,124
				234,457,742
	Pharmaceuticals - 5.45%
	*	Albany Molecular Research, Inc.	462,074	1,968,435
	*	Human Genome Sciences, Inc.	130,874	3,592,491
	*	Incyte Corp Ltd.	431,570	6,840,385
	*	Kendle International, Inc.	348,332	3,730,636
		Medicis Pharmaceutical Corp. - Cl. A	362,897	11,623,591
	*	Neogen Corp.	880,480	36,434,262
				64,189,800

		Total Common Stocks (Cost $676,894,275)		1,119,027,630

INVESTMENT COMPANIES - 5.21%
		Dreyfus Cash Management, 0.11% §	53,226,339	53,226,338
		Fidelity Institutional Money Market Portfolio, 0.21% §	8,110,828	8,110,828

		Total Investment Companies (Cost $61,337,166)		61,337,166

Total Value of Investments (Cost $738,231,441) - 100.18%				$1,180,364,796

Liabilities in Excess of Other Assets - (0.18)%				(2,086,076)

	Net Assets - 100%			$1,178,278,720

*	Non-income producing investment
§	Represents 7 day effective yield
ß	Affiliated company - The Fund owns greater than 5% of this security. See Note 1 for more information.

				(Continued)

The Brown Capital Management Small Company Fund

Schedule of Investments

As of March 31, 2011

Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Business Services	15.27%	$179,987,884
Consumer Related	12.94%	152,512,493
Industrial Products and Systems	23.59%	277,940,983
Information/Knowledge Management	17.82%	209,938,728
Medical/Health Care	19.90%	234,457,742
Pharmaceuticals	5.45%	64,189,800
Investment Companies	5.21%	61,337,166
Total	100.18%	$1,180,364,796

See Notes to Financial Statements

The Brown Capital Management International Equity Fund

Performance

As shown in the table below, your International Equity Fund, returning 6.79%, trailed both the broad market and stylized indices for the period ending March 31, 2011.  This compares to a 7.47% return for the Morgan Stanley Capital Index - Europe Australasia, and Far East (“MSCI EAFE”) and a 13.15% return for the Morgan Stanley Capital Index - All Countries Except United States (“MSCI AC World Ex-US”).  For the fiscal year ended March 31, 2011, relative to peers, your fund ranked in the 95th percentile in Morningstar’s Foreign Large Blend Category comprised of 846 funds (3-year – 49th percentile/728 funds, 5-year – 71st percentile/538 funds, 10-year – 65th percentile/306 funds).

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency, Morningstar. In these ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile). Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

	Annualized
as of March 31, 2010	1	3	5	10	Since Inception 5/28/99	Total Expense Ratio as of 3/31/11: 2.78%
International Equity Fund - Institutional Class	6.79%	-2.66%	0.18%	4.00%	3.36%
MSCI EAFE Index	7.47%	-5.83%	-1.41%	2.87%	4.39%
MSCI All-Country World Index ex-US	13.15%	-0.85%	3.59%	7.41%	6.05%
Morningstar Foreign Large Blend Category	12.12%	-2.74%	1.33%	5.01%	*
Total Funds in Morningstar Foreign Large Blend Category	846	728	538	306	*
* Information Unavailable

Investment Philosophy/Process

Your team believes that by investing in superior growth companies domiciled outside of the U.S. across the capitalization range, your Fund will generate attractive long-term returns.

The Brown Capital Management International Equity Fund invests in exceptional companies, organizations that have a long-term competitive advantage, and will only purchase these businesses at reasonable valuations.  The inefficiency that your Fund’s portfolio management team attempts to capture using the firm’s Growth at a Reasonable Price (GARP) approach is the undervaluation by the market from time to time of exceptional growth companies.  By being disciplined about the price that is paid for these exceptional growth companies, which exhibit a long term, competitive advantage, your Fund attempts to outperform over a market cycle.  By using a long term 5 year outlook, it allows your team to see through the near term noise and be patient with your Fund’s investments.

The majority of your team’s ideas, about 70%, are generated internally.   This includes sourcing ideas using a qualitative / quantitative search technique, cross-pollination between the domestic and international portfolio teams within Brown Capital Management, and personal reading.  Externally generated ideas comprise approximately 20% of the investment candidates.  This includes company visits, management interviews, Wall Street research, and investment conferences.  Screening databases represents the remaining 10% of the sourcing of ideas.  Importantly, trips overseas and open communication with top management allow your team the opportunity to more closely unearth new growth opportunities and to better evaluate existing investments.

Your team’s research process for the Fund involves evaluating companies based on their earnings capabilities and the risks associated with those companies.  Pursuant to this work being performed, a report describing the investment thesis, earnings forecast and valuation is distributed.  The portfolio management team, which is responsible for making the decision to buy, sell, or hold the security, reviews that report.  Decisions are a result of a team discussion, focusing on the salient points particular to the investment, specifically, the valuation, the industry and company dynamics, and the related risks.  For most new recommendations, it may take time to reach the final decision, depending on the complexity of the team’s fact-finding mission.  For companies that are already owned by your Fund, any changes in recommendation usually involve a shorter time frame.

During the research process, your team considers the risks associated with the investment candidate. These are regulatory, accounting, company, industry, country, macroeconomic, and currency risks.  Each affects the analysis by adding to or discounting the price that your team is willing to pay for the security.  We also manage risk through diversification by limiting each individual country exposure to no more than 25% at cost, and each individual industry to no more than 20%.  We will also allow no more than 5% in any individual holding (measured at cost).  As an additional overlay to ensure a diversified approach to investing overseas, we will include, but limit the portfolio’s geographic exposure to no more than 15% in emerging market securities.  We have between 40 and 70 companies in our investment program at all times

Finally, we sell for one of the following reasons: Fundamentals change adversely, an investment is determined to have been a mistake or a stock becomes overvalued.

Portfolio Review

Your Fund struggled for three of the four quarters of this fiscal year.  While performance improved modestly in the first quarter of 2011, it was not enough to offset three quarters of trailing outcomes.  Attribution analysis of your Fund’s outcomes states that that the leading detractor from performance over the fiscal year were investment held in Healthcare, a sector that your team views as critical in its investment program.  Importantly, while remaining focused on the long-term, your Fund’s Healthcare outcomes, measured by attribution analysis, performed favorably over the past five years.  We believe such results do not occur without challenging, shorter-term, periods.  Your team recently sold Southern Cross, a leading elderly care home operator in the UK, which grew its business through an improved quality of care, compared to its peers, while reducing costs in what many would consider an “ordinary” business.  Consistent with companies over the years that preceded Southern Cross from this sector, your team was poised to benefit from a sound business model and growing demographic.  Unfortunately, government policies increasingly made access to reimbursements more challenging resulting in the deterioration of fundamentals that once made this company attractive for your Fund.  As noted above, when fundamentals deteriorate, your team will sell the company as it is no longer able to satisfy the investment theses that drove its initial purchase.

While it is difficult to promote the merits of performance contributors in a year where your Fund trailed the Index and its peers, attribution analysis suggests that Energy was a leading contributor to performance during the fiscal year.  Each of your Fund’s four energy holdings were leading performance contributors.  Progress in this area is a direct reflection of an effort dating back to 2007, when energy stocks were not represented in your Fund’s portfolio.  As a result, performance suffered.  When performance suffers, accountability is required and during that period, in keeping with the investment program, your team was transparent and forthright that, particularly because of valuation, your Fund would not invest in this sector.  Interestingly, not even one year later, during the financial crisis, the prices on many of these companies declined due to the reduction in oil prices which provided your team an opportunity to purchase at attractive valuations.  Now, almost three years later, the sector is a leading performance contributor, which is evidence of not only your team’s long-term orientation, but also the patience demonstrated in periods of underperformance.

Outlook

Under normal circumstances, stating that your team stands by its investment program that still delivers favorable long-term outcomes would be adequate.  Importantly, additional statements about the prospects of international markets may normally be articulated here.  However, such generic and optimistic language fails to reflect the recent tragedy of March 11th, a 9.0 magnitude undersea earthquake struck 81 miles off the Japanese city of Sendai, triggering a tsunami and serious nuclear incident at the Daiichi reactors located at the nuclear complex in Fukushima.  The New York Times estimates that the final death toll will reach over 20,000 and 160,000 people remain in temporary shelters.  As a team, we cannot help being moved by the scale of the human tragedy and know it is impossible to fully appreciate how the people of Japan must feel at this time.  The recent events in Japan are a major human disaster and will have real ongoing economic consequences. However, your team expects  that with the passage of time the earthquake and the events that followed will likely have relatively short-lived investment implications for most public companies.  Notably, your Fund does not own any Japanese utilities or insurance companies where material underlying value changes might have occurred.  Based on your team’s views and in keeping with your Fund’s disciplined approach, fundamental research resulted in adding to two of your Fund’s Japanese holdings (Sapporo (1.6%) and Mitsubishi Estate (2.5%)) during the height of the market’s volatility.  In both cases, your team believed that the market over-reacted and that the loss in market value exceeded any fall in the intrinsic value of the underlying businesses.  Only time will tell how the events of March and their effects on Japanese equities will fully unfold.  However, barring other major seismic or nuclear events, on a reasonable evaluation horizon (months, rather than years), your team remains confident that your Japanese holdings will be mostly unaffected by the current economic dislocations.  Japan is one of the top three economies in the world and your team expects it to remain an important part of your international investment program.

The Brown Capital Management International Equity Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from March 31, 2001 to March 31, 2011

Performance Returns for the periods ended March 31, 2011
Average Annual Total Returns	One Year	Five Year	Ten Year	Gross Expense Ratio*
The Brown Capital Management International Equity Fund	6.79%	0.20%	4.00%	2.78%
Cumulative Total Investment Returns	Ten Year	Final Value of $10,000 Investment
The Brown Capital Management International Equity Fund	47.96%	$14,796
MSCI All Country World Free EX USA Gross Index	112.81%	$21,281
MSCI EAFE International Gross Index	76.25%	$17,625

This graph assumes an initial investment of $10,000 at March 31, 2001.  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management International Equity Fund (the “Fund”) versus the MSCI All Country World Free EX USA Gross Index and the MSCI EAFE International Gross Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

* The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Investing in the securities of foreign companies generally involves greater risk than investing in larger, more established domestic companies. Therefore, investments in the Fund may involve a greater degree of risk than investments in other mutual funds that invest in larger, more established domestic companies.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,073.50	$10.34
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05
 * Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 2.00%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 97.84%

Bermuda Equities - 6.35%
	Invesco Ltd	6,281	$160,542
*	Nabors Industries Ltd	8,933	271,385
	Tyco International Ltd	5,523	247,209
			679,136
Canadian Equities - 9.23%
	Canadian Natural Resources Ltd	8,117	402,824
*	Harry Winston Diamond Corp	7,718	125,366
	Le Chateau Inc	15,700	182,481
	TMX Group Inc	6,895	276,261
			986,932
Egyptian Equity - 1.17%
*Ω	Orascom Telecom Holding SAE	34,055	125,493
			125,493
Finland Equity - 1.65%
	Kone OYJ	3,071	176,699
			176,699
French Equities - 4.86%
*µ	Flamel Technologies SA	13,277	79,795
	Meetic	11,044	241,815
	Sanofi-Aventis SA	2,828	198,287
			519,897
German Equity - 2.06%
*	Bayerische Motoren Werke AG	2,647	220,652
			220,652
Hong Kong Equities - 9.36%
	Chaoda Modern Agriculture Holdings Ltd	170,000	105,559
	Esprit Holdings Ltd	49,404	226,740
	Kingsoft Corp Ltd	331,000	198,721
	Peak Sport Products Co Ltd	396,000	271,853
	Ping An Insurance Group Co of China Ltd	19,600	198,681
			1,001,554
Irish Equities - 5.54%
	DCC PLC	5,892	187,627
*µ	ICON PLC	6,883	148,604
	Paddy Power PLC	1,950	85,393
	Total Produce PLC	280,222	170,765
			592,389
Israeli Equity - 1.58%
µ	Teva Pharmaceutical Industries Ltd	3,364	168,772
			168,772

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Italian Equity - 2.69%
	Azimut Holding SpA	25,717	$287,559
			287,559
	Japanese Equities - 15.04%
	Foster Electric Co Ltd	9,124	209,094
	Japan Tobacco Inc	78	281,821
	Mitsubishi Estate Co Ltd	15,700	265,600
	Rakuten Inc	337	303,085
	Sapporo Holdings Ltd	47,000	175,183
*	Yamaha Motor Co Ltd	21,390	373,431
			1,608,214
	Luxembourg Equity - 2.24%
	Millicom International Cellular SA	2,494	239,848
			239,848
	Mexican Equity - 1.90%
µ	Fomento Economico Mexicano SAB de CV	3,464	203,198
			203,198
	Netherlands Equity - 1.93%
	Wolters Kluwer NV	8,846	206,852
			206,852
	Singapore Equities - 4.02%
	Goodpack Ltd	141,000	216,992
	UOB-Kay Hian Holdings Ltd	152,424	212,808
			429,800
	South African Equity - 2.04%
µ	Sasol Ltd	3,765	218,257
			218,257
	Spanish Equity - 1.54%
	Grifols SA	9,446	164,658
			164,658
	Swiss Equities - 12.03%
	Lindt & Spruengli AG - REG	1	32,516
	Lindt & Spruengli AG - PC	23	66,435
	Nestle SA	3,877	222,244
*	Nobel Biocare Holding AG	10,746	222,766
	Roche Holding AG	1,305	186,414
	The Swatch Group AG	660	291,818
*	Transocean Ltd	3,388	264,186
			1,286,379

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	United Kingdom Equities - 12.61%
	BAE Systems PLC	42,110	$220,028
	Barclays PLC	51,675	234,981
	Diageo PLC	10,933	208,958
	Management Consulting Group PLC	424,599	245,212
	Management Consulting Group Rights Shares *	18,463	-
	Reed Elsevier PLC	32,567	281,759
	United Business Media Ltd	16,308	158,044
			1,348,982

	Total Common Stocks (Cost $8,407,479)		10,465,271

INVESTMENT COMPANY - 1.06%
	Dreyfus Cash Management, 0.11% §	113,092	113,092

	Total Investment Company (Cost $113,092)		113,092

Total Value of Investments (Cost $8,520,571) - 98.90%			$10,578,363

Other Assets Less Liabilities - 1.10%			117,811

	Net Assets - 100%		$10,696,174

*	Non-income producing investment.
µ	American Depositary Receipt.
Ω	Global Depositary Receipt.
§	Represents 7 day effective yield.

			(Continued)

The Brown Capital Management International Equity Fund

Schedule of Investments

As of March 31, 2011

The following acronyms and abbreviations are used in this portfolio:

AG - Aktiengesellschaft (German & Switzerland)
NV - Naamloze Vennootschap (Dutch)
OYJ - Julkinen Osakeyhtiö (Finland)
PLC - Public Limited Company (Ireland & United Kingdom)
SA - Societe Anonyme (French, Switzerland, Luxembourg, & Spanish)
SAB de CV - Convertible Securities (Mexican)
SAE - Societe Anonyme Egyptienne (Egyptian)
SpA - Societa Per Azioni (Italian)

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	26.28%	$2,811,203
Consumer Staples	13.71%	1,466,679
Energy	10.81%	1,156,651
Financials	15.30%	1,636,432
Health Care	10.93%	1,169,296
Industrials	12.09%	1,293,768
Information Technology	4.12%	440,536
Materials	1.17%	125,366
Telecommunication Services	3.42%	365,340
Other	1.06%	113,092
Total	98.89%	$10,578,363

See Notes to Financial Statements

The Brown Capital Management Mid-Cap Fund Institutional Class

Performance

As shown in the table below, your Mid-Cap Fund outperformed the broad market as measured by the S&P 500 and the stylized index for the fiscal year ending March 31, 2011.  It outpaced the S&P 500® Total Return Index and the stylized Russell Midcap® Growth Index by 14.65% and 3.70%, respectively on a total return basis.  Your Fund’s performance outpaced the peer group average for the fiscal year, as measured by Morningstar’s Mid-Cap Growth Category, ranking in the twenty-second percentile out of 766 funds.  As long-term investors, we believe the merits of our investment program are best measured over lengthier periods and view the second (682 peers) and first (603 peers) percentile outcomes as evidence of our potential over three and five year periods, respectively.

Peer Group Rankings above reflect performance when compared to similarly managed funds as defined by rating agency Morningstar.  In this ratings systems the top performer(s) is reflected in first percentile (1st Percentile) and the worst performer(s) in the one hundredth percentile (100th Percentile).  Actual numerical peer rankings unavailable via Morningstar only percentile outcomes.

	Annualized				Total Expense Ratio as of 3/31/11: 2.79%
as of March 31, 2010	1	3	5	Since Inception 9/30/02
Mid Cap Fund- Institutional Class	30.30%	18.03%	9.82%	12.87%
S&P 500*	15.65%	2.36%	2.62%	8.01%
Russell Mid Cap Growth**	26.60%	7.63%	4.93%	12.69%
Morningstar Mid Cap Growth Category	25.86%	6.68%	4.32%	***
Total Funds in Morningstar Mid-Cap Growth Category	766	682	603	***
*** Information Unavailable

* The S&P 500 Index is a market capitalization-weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Index.

**The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Investment Philosophy and Process

Your Mid-Cap Fund employs a team-based, bottom-up, stock selection process to find growth-oriented companies that sell at reasonable valuations.  This approach is known as  Growth at a Reasonable Price (GARP), an approach that the firm’s founder, Eddie Brown, helped popularize. The firm believes that it proprietary valuation methodology distinguishes it from most growth managers.

Ideas are typically internally generated utilizing a variety of sourcing techniques.  Additionally, your Fund’s portfolio management team may access sell-side analysts and consultants, attend investment conferences, and arrange management team visits.  More than two thirds of the work performed to identify attractive companies is based on fundamental, “bottom up” research making the valuation model ineffective without thoughtful “inputs.”

New names and existing holdings are vetted rigorously as individual team members prepare reports containing vital information to help their teammates evaluate the growth potential and strength of the company’s business model.  This information includes key reasons for owning the stock and potential risks.  Importantly, this is not a quantitative process, but a highly qualitative one.  Candidates identified as potentially exceptional companies are subjected to an intense process to evaluate the soundness of their business plan and management’s ability to grow the company in a durable, profitable and defensible manner.  The team reaches a decision following a vigorous debate focused on the standards expected of a GARP investment.   In this way, your team builds a culture where team members hold each other accountable to a standard that is uniquely their own in identifying and monitoring current and prospective portfolio holdings.

While valuation is an important differentiator for your Fund, it only represent one third of the process.  Generally, the five-year Treasury bond is considered the “risk-free asset.”  Buy/sell prices are derived from this asset with appropriate risk premiums assigned to the individual security.  Thus, overvaluation, fair valuation, or undervaluation, is not absolute, rather a function of interest rates.  This tool provides the boundaries needed to remain objective about the names in your portfolio and their overall prospects.

Like most active managers, your Fund typically sells a stock if fundamentals change adversely, an investment is determined to have been a mistake or when the stock becomes overvalued.

Portfolio Review

Once again, your Fund performed favorably outperforming the Russell Midcap Growth and category peers, not only over the past fiscal year, but the ever important longer-term three and five year periods.  For longtime shareholders, your Fund’s improving performance record is evidence of the potential associated with a time-tested investment program executed with steadfast discipline and commitment.  Some may remember this was the focus of last year’s report.

While your Fund delivers improved results over the prior fiscal year, your team believes that the merits of the investment program are best evidenced over longer-term periods.  When reviewing attribution analysis over the past one, three and five years, the influence of the Technology sector on your Fund’s performance is evident as that sector contributes favorably over all time periods.  Importantly, this is not evidence of a sector bias or macro/top-down perspective.  Many of the companies in this sector provide mission critical software that by virtue of their business models allows for solid recurring revenue year over year and increasing revenue as these companies release new versions.  As evidence, Akamai Technologies, Inc. (0.4% of portfolio) provides services for accelerating and improving the delivery of content and applications over the Internet; ranging from live and on-demand streaming video capabilities to conventional content on Websites, to tools that help people transact business and reach out to new and existing customers.  While it is not a top performer in your Fund, it is a solid contributor that, ironically, grew enough over the year that it was trimmed frequently out of concern for its increasing valuation.  Despite the fact that many managers would not be this disciplined when dealing with such a solid performer, your team remains focused on the fundamentals and adhering to the investment process.  In an age where data grows exponentially, your team likes the long-term prospects of companies that can turn data into useable information.  A simpler example may be Rovi Corporation.  Sourced with the help of the firm’s Small Company Team, Rovi Corporation provides a set of integrated solutions that are embedded in customers’ products and services and used by end consumers to simplify and guide their interaction with digital entertainment.  Given the myriad of programs available to satellite and cable subscribers, Rovi (1.0% of portfolio) provides an organized and simplified interface that facilities the identification and viewing of programming.  The fact that these program guides are growing in complexity to provide advertising and other revenue generating mechanisms speaks to their increasing prominence and utilization.

As much as Technology companies contribute to your performance results, your Fund’s investments in the Healthcare sector provide names that are leading detractors.  This sector suffered for another year largely because of the national debate that looms around this sector.  The “unknowns” associated with potential of policy impact on insurance companies, reimbursements, cost, etc. creates a persistent headwind for this sector, but your team remains optimistic about the companies in your portfolio.  Myriad Genetics, Inc. (1.4% of portfolio) seeks to understand the genetic basis of human disease and the role that genes play in the onset, progression and treatment of disease.  The company uses this information to develop molecular diagnostic products that assess an individual’s risk for developing disease later in life, identify a patient’s likelihood of responding to a particular drug therapy and tailor a patient’s drug dose to ensure optimal treatment and assess a patient’s risk of disease progression and disease recurrence.  While the cost of healthcare may be undecided, there is no argument that it is an area requiring unique solutions.  Myriad was a pioneer in this area and is well positioned in predictive medicine, a concept likely supported in pending health care policy. Your team also views Covance Inc. (2.4% of portfolio), a drug development services company providing a range of early-stage and late-stage product development services on a worldwide basis primarily to the pharmaceutical, biotechnology and medical device industries, a leading beneficiary of current and prospective policies that make the outsourcing of testing for clinical trials beneficial for large companies.  Covance retains the experience and expertise to be a reliable and cost-effective long-term partner.

Outlook

As most know, we are emerging from the worst recession in the past thirty years, and consumer confidence was shattered.  Interestingly, during this period, it reached its lowest level than at any time in the past thirty years. Despite a steady climb out of the abyss, growth has not been as consistent or as strong as desired.  Notably jobless claims as a percent of the labor force, which your team thinks paints a more accurate picture than an absolute jobless claims number, has been stubbornly high, albeit improving.  The challenge then for the administration and the nation is to simultaneously stoke an improvement in economic growth, a reduction in unemployment, and a reversal in the trend of the Federal Debt, while containing inflation and interest rates.  It is a huge challenge, but can be done if managed properly, and if both sides of the aisle in Congress work cooperatively towards “Nation Building” (a term that credited to Thomas Friedman, a Pulitzer Prize-winning columnist for the New York Times and author). Ultimately, “Nation Building” is the goal.   The level of the total debt as a percent of GDP is currently 94%, and the trend is unsustainable.  We posit that the “fix” will have to occur on the spending side of the ledger.  In all likelihood, the major sources of spending reduction will occur in Defense and Other Discretionary and by a much smaller amount by reducing waste and improving efficiency of government.  It is tough for Congress to reduce spending.    The path back to a healthier situation will, in your team’s view, be a combination of containment of spending, spending cuts in the tens of billions rather than hundreds of billions, and growing to a lower level of Federal Debt as a percent of GDP.  Lastly, these efforts must ultimately restore consumer confidence.  Collectively, making progress towards the “fix,” through these initiatives is paramount to our recovery.

The Brown Capital Management Mid-Cap Fund

Performance Update - $10,000 Investment (Unaudited)

For the period from September 30, 2002 (Date of Commencement of Operations) to March 31, 2011

Performance Returns for the periods ended March 31, 2011
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio**
The Brown Capital Management Mid-Cap Fund	30.30%	9.82%	12.86%	2.79%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
The Brown Capital Management Mid-Cap Fund	179.86%	$27,986
Russell MidCap® Growth Index	176.06%	$27,606
S&P 400 MidCap Index	171.98%	$27,198
*The Fund’s inception date – September 30, 2002 (Date of Commencement of Operations).

This graph assumes an initial investment of $10,000 at September 30, 2002 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of The Brown Capital Management Mid-Cap Fund (the “Fund”) versus the Russell MidCap® Growth Index and the S&P 400 MidCap Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated July 29, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.browncapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,254.30	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54
* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.30%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 94.89%

Consumer Discretionary - 11.30%
*	Dick's Sporting Goods, Inc.	16,466	$658,640
*	NVR, Inc.	245	185,220
	Staples, Inc.	18,635	361,892
	Starbucks Corp.	9,011	332,956
*	Toll Brothers, Inc.	6,566	129,810
	Tractor Supply Co.	16,454	984,936
			2,653,454
Consumer Staples - 4.15%
*	Hansen Natural Corp.	8,547	514,786
	Whole Foods Market, Inc.	6,986	460,377
			975,163
Energy - 7.00%
*	Cameron International Corp.	14,851	847,992
	Diamond Offshore Drilling, Inc.	10,250	796,425
			1,644,417
Financials - 5.87%
*	Stifel Financial Corp.	10,236	734,843
	T. Rowe Price Group, Inc.	9,665	641,949
			1,376,792
Health Care - 22.67%
*	Allscripts Healthcare Solutions, Inc.	19,539	410,123
*	Celgene Corp.	6,819	392,604
*	Covance, Inc.	10,458	572,262
*	IDEXX Laboratories, Inc.	5,299	409,189
*	MedAssets, Inc.	4,397	67,010
	Meridian Bioscience, Inc.	10,600	254,294
*	Myriad Genetics, Inc.	16,691	336,324
*	Parexel International Corp.	29,714	739,879
μ	Shire PLC	10,919	950,280
	St Jude Medical, Inc.	13,719	702,001
*	Waters Corp.	5,642	490,290
			5,324,256
Industrials - 18.08%
	Expeditors International of Washington, Inc.	10,193	511,179
	Fastenal Co.	4,583	297,116
	FLIR Systems, Inc.	22,238	769,657
	Iron Mountain, Inc.	27,124	846,540
	JB Hunt Transport Services, Inc.	8,872	402,966

			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - (Continued)

Industrials - continued
	MSC Industrial Direct Co. - Cl. A	8,676	$593,959
*	Quanta Services, Inc.	36,772	824,796
			4,246,213
Information Technology - 22.91%
*	Akamai Technologies, Inc.	2,529	96,102
*	ANSYS, Inc.	9,902	536,589
	Blackbaud, Inc.	8,289	225,792
*	Concur Technologies, Inc.	3,409	189,029
*	Diodes, Inc.	25,321	862,433
	Factset Research Systems, Inc.	3,005	314,263
*	FEI Co.	29,927	1,009,139
*	NetApp, Inc.	5,375	258,793
*	Rovi Corp.	4,565	244,912
	The Western Union Co.	31,853	661,587
*	Trimble Navigation Ltd.	19,418	981,386
			5,380,025
Materials - 2.91%
	Ecolab, Inc.	8,624	439,652
	Sigma-Aldrich Corp.	3,825	243,423
			683,075

	Total Common Stocks (Cost $16,406,679)		22,283,395

INVESTMENT COMPANIES - 9.60%
	Dreyfus Cash Management, 0.11% §	1,044,940	1,044,940
	Dreyfus Treasury and Agency Cash Management, 0.01% §	164,205	164,205
	Fidelity Institutional Money Market Portfolio, 0.21% §	1,044,940	1,044,940

	Total Investment Companies (Cost $2,254,085)		2,254,085

Total Value of Investments (Cost $18,660,764) - 104.49%			$24,537,480

Liabilities in Excess of Other Assets - (4.49)%			(1,053,616)

Net Assets - 100%			$23,483,864

			(Continued)

The Brown Capital Management Mid-Cap Fund

Schedule of Investments

As of March 31, 2011

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt

The following acronym is used in this portfolio:
PLC - Public Limited Company (British)

	Summary of Investments by Sector
		% of Net
	Sector	Assets	Value
	Consumer Discretionary	11.30%	$2,653,454
	Consumer Staples	4.15%	975,163
	Energy	7.00%	1,644,417
	Financials	5.87%	1,376,792
	Health Care	22.67%	5,324,256
	Industrials	18.08%	4,246,213
	Information Technology	22.91%	5,380,025
	Materials	2.91%	683,075
	Other	9.60%	2,254,085
	Total	104.49%	$24,537,480

See Notes to Financial Statements

The Brown Capital Management Funds

Statements of Assets and Liabilities

	Small Company	International		Mid-Cap
As of March 31, 2011	Fund	Equity Fund		Fund

Assets:
Unaffiliated investments, at cost	$ 600,429,624	$ 8,520,571		$ 18,660,764
Affiliated Investments, at cost	137,801,817	-		-
Unaffiliated Investments, at value (note 1)	$ 999,909,479	$ 10,578,363		$ 24,537,480
Affiliated Investments, at value (note 1)	180,455,317	-		-
Total investments, at value (note 1)	$ 1,180,364,796	$ 10,578,363		$ 24,537,480

Foreign Cash, at value	-	2,878	*	-
Receivables:
Investments sold	-	76,336		-
Fund shares sold	7,746,485	829		301,796
Dividends, at value (note 1)	262,847	16,455	*	12,725
Prepaid expenses
Fund accounting fees	2,250	2,274		2,250
Compliance services fees	901	668		918
Other expenses	29,920	6,563		25,927
Due from Advisor (note 2)	12,545	44,017		-

Total Assets	1,188,419,744	10,728,383		24,881,096

Liabilities:
Payables:
Investments purchased	9,656,288	-		1,361,892
Fund shares repurchased	446,716	17,743		-
Accrued expenses
Advisory fees	-	-		20,703
Administration fees	13,590	-		265
Other expenses	24,430	14,466		14,372

Total Liabilities	10,141,024	32,209		1,397,232

Net Assets	$ 1,178,278,720	$ 10,696,174		$ 23,483,864

Net Assets Consist of:
Paid-in capital	740,300,582	11,255,515		18,412,837
Distributions in excess of net investment income / (loss)	-	(31,507)		-
Accumulated net realized loss on investments	(4,155,217)	(2,585,502)		(805,689)
Net unrealized appreciation on investments	442,133,355	2,057,668		5,876,716

Total Net Assets	$ 1,178,278,720	$ 10,696,174		$ 23,483,864
Shares Outstanding, no par value
(unlimited shares authorized)	24,607,113	1,067,141		1,151,495
Net Asset Value Per Share**	$ 47.88	$ 10.02		$ 20.39

* At Cost; $2,878 for Foreign Cash and $16,579 for Dividends
** Maximum Offering Price and Redemption Price per Share

See Notes to Financial Statements

The Brown Capital Management Funds

Statements of Operations

	Small Company	International	Mid-Cap
For the fiscal year ended March 31, 2011	Fund	Equity Fund	Fund

Investment Income:
Dividends	$ 4,345,244	$ 287,370	$ 95,636
Foreign tax withheld	-	(2,948)

Total Investment Income	4,345,244	284,422	95,636

Expenses:
Advisory fees (note 2)	8,540,955	114,614	95,082
Administration fees (note 2)	929,095	24,000	26,013
Transfer agent fees (note 2)	197,954	19,833	20,215
Fund accounting fees (note 2)	112,410	28,146	28,268
Custody fees (note 2)	92,314	32,500	7,467
Compliance services fees (note 2)	7,750	7,750	7,750
Registration and filing administration fees (note 2)	8,693	7,784	7,677
Legal fees	22,312	16,126	16,010
Audit and tax preparation fees	17,500	18,500	15,000
Registration and filing expenses	65,516	28,257	6,024
Printing expenses	8,236	120	188
Trustees' fees and expenses	3,360	3,360	3,360
Securities pricing fees	4,139	12,125	3,992
Chief compliance officer fees	13,500	13,500	13,500
Other expenses	102,301	6,711	6,477

Total Expenses	10,126,035	333,326	257,023

Expenses reimbursed by Advisor (note 2)	-	(122)	(29,919)
Advisory fees waived (note 2)	-	(103,921)	(62,769)

Net Expenses	10,126,035	229,283	164,335

Net Investment Income/(Loss)	(5,780,791)	55,139	(68,699)

Realized and Unrealized Gain on Investments:
Net realized gain from investments and foreign
securities transactions	3,058,567	198,541	730,439
Net change in unrealized appreciation of
investments and foreign currency translations	262,514,652	491,540	3,146,652

Realized and Unrealized Gains on Investments	265,573,219	690,081	3,877,091

Net Increase in Net Assets
Resulting from Operations	$ 259,792,428	$ 745,220	$ 3,808,392

See Notes to Financial Statements

The Brown Capital Management Funds

Statements of Changes in Net Assets
	Small Company Fund		International Equity Fund
	March 31,	March 31,	March 31,	March 31,
For the fiscal years ended	2011	2010	2011	2010

Operations:
Net investment income (loss)	$ (5,780,791)	$ (3,382,596)	$ 55,139	$ 995
Net realized gains from investments
and foreign currency transactions	3,058,567	1,424,296	198,541	313,069
Net change in unrealized appreciation of
investments and foreign currency translations	262,514,652	200,912,490	491,540	4,081,298
Net Increase in Net Assets
Resulting from Operations	259,792,428	198,954,190	745,220	4,395,362
Distributions to Shareholders: (note 4)
Net investment income	-	-	(206,790)	(73,280)
Net realized gains from investment transactions	(4,319,301)	-	-	-
Net Decrease in Net Assets Resulting from Distributions	(4,319,301)	-	(206,790)	(73,280)
Capital Share Transactions:
Shares sold	445,199,122	447,303,179	5,511,147	8,815,133
Reinvested dividends and distributions	4,071,971	-	163,345	55,966
Shares repurchased	(282,710,545)	(202,078,592)	(8,327,801)	(7,209,351)
Net Increase (Decrease) in Net Assets Resulting from
Capital Share Transactions	166,560,548	245,224,587	(2,653,309)	1,661,748
Net Increase (Decrease) in Net Assets	422,033,675	444,178,777	(2,114,879)	5,983,830
Net Assets:
Beginning of Year	756,245,045	312,066,268	12,811,053	6,827,223
End of Year	$ 1,178,278,720	$ 756,245,045	$10,696,174	$12,811,053

Accumulated Net Investment Income / (Loss)	$ -	$ -	$ (31,507)	$ (103,608)

Share information:
Shares sold	11,099,967	13,701,200	606,822	1,069,207
Reinvested distributions	93,609	-	16,909	7,325
Shares repurchased	(7,338,134)	(6,110,128)	(894,967)	(877,653)
Net Increase (Decrease) in Capital Shares	3,855,442	7,591,072	(271,236)	198,879
Shares Outstanding, Beginning of Year	20,751,671	13,160,599	1,338,377	1,139,498
Shares Outstanding, End of Year	24,607,113	20,751,671	1,067,141	1,338,377

See Notes to Financial Statements				(Continued)

The Brown Capital Management Funds

Statements of Changes in Net Assets
	Mid-Cap Fund
	March 31,	March 31,
For the fiscal years ended	2011	2010

Operations:
Net investment loss	$ (68,699)	$ (39,945)
Net realized gains from investments	730,439	410,774
Net change in unrealized appreciation of investments	3,146,652	3,019,932
Net Increase in Net Assets Resulting from Operations	3,808,392	3,390,761
Distributions to Shareholders: (note 4)
Net realized gains from investment transactions	(55,909)	-
Net Decrease in Net Assets Resulting from Distributions	(55,909)	-
Capital Share Transactions:
Shares sold	12,352,121	6,586,934
Reinvested dividends and distributions	42,377	-
Shares repurchased	(2,781,585)	(2,109,728)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,612,913	4,477,206

Net Increase in Net Assets	13,365,396	7,867,967
Net Assets:
Beginning of Year	10,118,468	2,250,501
End of Year	$23,483,864	$10,118,468

Accumulated Net Investment Income / (Loss)	$ -	$ -

Share information:
Shares sold	670,056	564,768
Reinvested distributions	2,263	-
Shares repurchased	(165,005)	(148,807)
Net Increase in Capital Shares	507,314	415,961
Shares Outstanding, Beginning of Year	644,181	228,220
Shares Outstanding, End of Year	1,151,495	644,181

See Notes to Financial Statements

The Brown Capital Management Funds

Financial Highlights
	Small Company Fund
For a share outstanding during each of the
fiscal years ended March 31,	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$ 36.44	$ 23.71	$ 31.63	$ 35.44	$ 34.90
Income (Loss) from Investment Operations:
Net investment loss	(0.23)	(0.16)	(0.15)	(0.26)	(0.30)
Net realized and unrealized gains (losses)
on securities	11.86	12.89	(7.44)	0.22	4.42
Total from Investment Operations	11.63	12.73	(7.59)	(0.04)	4.12
Less Distributions:
Distributions (from capital gains)	(0.19)	-	(0.33)	(3.77)	(3.58)
Total Distributions	(0.19)	-	(0.33)	(3.77)	(3.58)
Net Asset Value, End of Year	$ 47.88	$ 36.44	$ 23.71	$ 31.63	$ 35.44
Total Return (a)	31.98%	53.69%	(24.00%)	(1.33%)	12.56%
Net Assets, End of Year (in thousands)	$1,178,279	$756,245	$312,066	$297,437	$ 328,085
Average Net Assets for the Year (in thousands)	$ 854,095	$539,424	$317,926	$318,185	$ 361,229
Ratio of Gross Expenses to Average Net Assets (b)	1.19%	1.21%	1.24%	1.22%	1.20%
Ratio of Net Expenses to Average Net Assets (b)	1.19%	1.21%	1.24%	1.22%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.68%)	(0.63%)	(0.64%)	(0.77%)	(0.77%)
Portfolio Turnover Rate	6.96%	13.01%	8.09%	20.91%	14.08%

	International Equity Fund
For a share outstanding during each of the
fiscal years ended March 31,	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$ 9.57	$ 5.99	$ 12.33	$ 16.68	$ 14.17
Income (Loss) from Investment Operations:
Net investment income	0.05	0.01	0.12	0.15	0.03
Net realized and unrealized gains (losses)
on securities	0.59	3.63	(5.75)	(1.43)	2.99
Total from Investment Operations	0.64	3.64	(5.63)	(1.28)	3.02
Less Distributions:
Dividends (from net investment income)	(0.19)	(0.06)	(0.12)	(0.05)	(0.02)
Distributions (from capital gains)	-	-	(0.59)	(3.02)	(0.49)
Total Distributions	(0.19)	(0.06)	(0.71)	(3.07)	(0.51)
Net Asset Value, End of Year	$ 10.02	$ 9.57	$ 5.99	$ 12.33	$ 16.68
Total Return (a)	6.79%	61.09%	(46.39%)	(9.84%)	21.46%
Net Assets, End of Year (in thousands)	$ 10,696	$ 12,811	$ 6,827	$ 14,628	$ 17,235
Average Net Assets for the Year (in thousands)	$ 11,461	$ 10,445	$ 10,248	$ 16,854	$ 15,099
Ratio of Gross Expenses to Average Net Assets (b)	2.91%	2.78%	2.85%	2.15%	2.09%
Ratio of Net Expenses to Average Net Assets (b)	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to
Average Net Assets	0.48%	0.01%	1.32%	1.10%	0.20%
Portfolio Turnover Rate	28.25%	43.88%	46.08%	53.61%	30.86%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.					(Continued)

The Brown Capital Management Funds

Financial Highlights
	Mid-Cap Fund
For a share outstanding during each of the
fiscal years ended March 31,	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$ 15.71	$ 9.86	$ 12.95	$ 14.26	$ 15.87
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.06)	(0.06)	0.36	(0.09)	(0.08)
Net realized and unrealized gains (losses)
on securities	4.81	5.91	(3.05)	(0.25)	0.11
Total from Investment Operations	4.75	5.85	(2.69)	(0.34)	0.03
Less Distributions:
Dividends (from net investment income)	-	-	(0.40)	-	-
Distributions (from capital gains)	(0.07)	-	-	(0.97)	(1.64)
Total Distributions	(0.07)	-	(0.40)	(0.97)	(1.64)
Net Asset Value, End of Year	$ 20.39	$ 15.71	$ 9.86	$ 12.95	$ 14.26
Total Return (a)	30.30%	59.33%	(20.80%)	(3.13%)	0.29%
Net Assets, End of Year (in thousands)	$ 23,484	$ 10,118	$ 2,251	$ 2,675	$ 2,769
Average Net Assets for the Year (in thousands)	$ 12,678	$ 8,513	$ 2,509	$ 2,913	$ 2,714
Ratio of Gross Expenses to Average Net Assets (b)	2.03%	2.79%	4.16%	2.81%	3.20%
Ratio of Net Expenses to Average Net Assets (b)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to
Average Net Assets	(0.54%)	(0.47%)	1.19%	(0.65%)	(0.53%)
Portfolio Turnover Rate	38.11%	35.26%	51.21%	63.43%	65.13%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements.

The Brown Capital Management Funds

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (collectively the “Funds” and individually a “Fund”) are series funds.  The Funds are each a series portfolio of The Nottingham Investment Trust II (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company.  Each of the Funds in this report is classified as a diversified company as defined in the 1940 Act.

The Brown Capital Management Small Company Fund (“Small Company Fund”) commenced operations on July 23, 1992.  The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment.

The Brown Capital Management International Equity Fund (“International Equity Fund”) commenced operations on May 28, 1999.  The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks.  The Fund invests on a worldwide basis in equity securities of companies that are incorporated in foreign countries.

The Brown Capital Management Mid-Cap Fund (“Mid-Cap Fund”) commenced operations on September 30, 2002.  The investment objective of the Fund is to seek long-term capital appreciation by investing in a portfolio of equity securities of companies whose market capitalizations qualify them to be considered “mid-cap” companies.  The Fund’s investment advisor considers a company to be a “mid-cap” company if it has, at the time of purchase by the Fund, a market capitalization within the range of market values of issuers included in the Russell Midcap® Growth Index.

Prior to December 31, 2008, the Mid-Cap Fund offered two classes of shares (Institutional Shares and Investor Shares).  On that date, the Investor Shares were converted into the Institutional Shares.  Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments were allocated to each class of shares based upon its relative net assets.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry.

Investment Valuation
The Funds’ investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time.  Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trust’s Board of Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, mid-cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to a Fund’s net asset value calculation.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Fair Value Measurement
GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ending March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2011:

Small Company Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$1,119,027,630	$1,119,027,630	$-	$-
Investment Companies	61,337,166	- -	61,337,166	-
Total Assets	$1,180,364,796	$1,119,027,630	$61,337,166	$-

International Equity Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$10,465,271	$10,465,271	$-	$-
Investment Company	113,092	-	113,092	-
Total Assets	$10,578,363	$10,465,271	$113,092	$-

Mid-Cap Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Common Stocks	$22,283,395	$22,283,395	$-	$-
Investment Companies	2,254,085	- -	2,254,085	-
Total Assets	$24,537,480	$22,283,395	$2,254,085	$-

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Derivative Financial Instruments
The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Funds’ independent pricing services and the Funds’ net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending March 31, 2011:

Fund	Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Loss on Derivatives	Change in Unrealized Appreciation on Derivatives
International Equity Fund	Forward Currency Contracts	Net realized gains from foreign currency transactions and change in unrealized appreciation on foreign currency translations	$ (5,332)	$ 89

Foreign Currency Translation (International Equity Fund)
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Affiliated Companies
An affiliated company is a company that can have direct or indirect common ownership.  The Small Company Fund owns greater than 5% of the affiliated companies listed in the below table.  The below table is for the fiscal year ended March 31, 2011:

Security	Number of Shares	Net Profit (Loss)	Dividend Income	Current Market Value
Accelrys, Inc.	3,612,654	$ -	$ -	$ 28,901,232
American Software, Inc.	1,373,199	-	444,941	10,134,208
Cantel Medical Corp.	900,916	-	73,647	23,189,578
Dynamic Materials Corp.	841,961	(3,645,891)	145,770	23,541,230
IRIS International, Inc.	1,737,211	(2,123,650)	-	15,669,643
Kensey Nash Corp.	587,977	8,468	-	14,646,507
Measurement Specialties, Inc.	1,151,930	-	-	39,188,659
PROS Holdings, Inc.	1,730,877	-	-	25,184,260
TOTAL	11,936,725	$ (5,761,073)	$ (664,358)	$ 180,455,317

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
Each of the Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Other Service Providers

Advisor
Each Fund pays a monthly advisory fee to Brown Capital Management, Inc. (the “Advisor”) based upon the average daily net assets of each Fund and is calculated at the annual rates as shown in Schedule B provided on the following page.  The Advisor has entered into a contractual agreement (“Expense Limitation Agreement") with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in amounts that limit the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of such Fund’s business, and amounts, if any payable under a Rule 12b-1 distribution plan) to not more than a specified percentage of the average daily net assets of each Fund.  The current term of the Expense Limitation Agreement remains in effect until the last day of July 2011.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  Subject to approval by the Board of Trustees, the Advisor may be able to recoup

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

fees waived and expenses assumed during any of the previous three fiscal years for all the Funds, provided that the respective Fund’s total assets exceed $20 million for the Small Company Fund and the International Equity Fund, and $15 million for the Mid-Cap Fund.  Additionally, the respective Fund must reach a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the respective fund to exceed the corresponding annual expense ratio limit as described above.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and their respective expire as shown in Schedule A below:

Schedule A Fund	March 31, 2014	March 31, 2013	March 31, 2012
International Equity Fund	$104,043	$ 81,745	$ 87,241
Mid-Cap Fund	92,688	126,817	145,106

The expense limitation percentages, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended March 31, 2011, are included in Schedule B.

Schedule B Fund	Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
	Average Net Assets	Rate
Small Company Fund International Equity Fund	On all assets	1.00%	1.50%	$ -	$ -
	First $100 million	1.00%	2.00%	103,921	122
	Over $100 million	0.75%
Mid-Cap Fund	On all assets	0.75%	1.30%	62,769	29,919

Administrator
Each Fund pays a monthly administration fee to The Nottingham Company (“the Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates which are subject to a minimum of $2,000 per month per Fund.  The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services and for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of fees paid to the Administrator is provided in Schedule C.

Schedule C			Custody Fees (1)		Fund Accounting Fees (monthly)	Fund Accounting Fees (on all assets)	Blue Sky Administration Fees (annual)
	Administration Fees (1)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250 (2)	0.01%	$160 per state
	Next $50 million	0.150%	Over $100 million	0.009%	$750 (2)
	Next $50 million	0.125%
	Over $150 million	0.100%
(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
(2) These fees are based on the number of classes of shares for each Fund.  Each Fund pays $2,250 per month for the initial class of shares and $750 per month for each additional class of shares.

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

Compliance Services
The Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of The Nottingham Company, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act.  It receives compensation for this service at an annual rate of $7,750 for each Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Funds.  It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,500 per month per Fund and $500 per month per Fund for each additional class of shares.  The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Funds’ principal underwriter and distributor.

Certain Trustees and officers of the Trust are also employees and/or officers of the Advisor, the Administrator, NCS, the Transfer Agent or the Distributor.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds from Sales of Securities
Small Company Fund	$200,421,156	$56,752,146
International Equity Fund	3,081,058	4,659,195
Mid-Cap Fund	13,141,759	4,724,208

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management reviewed the tax positions in the open tax years of 2008, 2009, 2010, and as of and during the fiscal year ended March 31, 2011, and determined that the Funds do not have a liability for uncertain tax positions.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses, paydown gains (losses), foreign currency translations, and passive foreign investment companies.  For the fiscal year ended March 31, 2011, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss) on Investments
Small Company Fund	$ (5,780,791)	$ 5,780,791	$ -
International Equity Fund	-	223,752	(223,752)
Mid-Cap Fund	(68,699)	68,699	-

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

At March 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

	Small Company Fund	International Equity Fund	Mid-Cap Fund
Cost of Investments	$ 740,588,677	$ 8,846,968	$ 18,813,209

Unrealized Appreciation	465,862,024	2,472,661	5,873,114
Unrealized Depreciation	(26,085,905)	(741,390)	(148,843)
Net Unrealized Appreciation	439,776,119	1,731,271	5,724,271
Undistributed Ordinary Income	-	14,657	-
Accumulated Capital Losses	(1,797,981)	(1,916,348)	(653,244)
Other Book/Tax Differences	-	(388,921)	-

Distributable Earnings	$ 437,978,138	$ (559,341)	$ 5,071,027

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and passive foreign investment companies.  Pursuant to federal income tax regulations applicable to investment companies, recognition of capital and currency losses on certain transactions is deferred until the subsequent tax year.  These amounts were $385,451 and $3,470 for capital losses and currency losses, respectively for the International Equity Fund.  Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the Funds’ fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

Accumulated capital losses noted below represent net capital loss carryforwards, as of March 31, 2011, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.  The following table shows the expiration dates of the carryovers.

Expiration Dates	Small Company Fund	International Equity Fund	Mid-Cap Fund
March 31, 2017	$ -	$ 1,189,329	$ -
March 31, 2018	-	727,019	653,244
March 31, 2019	1,797,981	-	-

During the year ended March 31, 2011, $269,320 and $686,715 of capital loss carryforwards were utilized by the International Equity Fund and Mid-Cap Fund, respectively.

Distributions during the fiscal years shown were characterized for tax purposes as follows:

	Ordinary Income		Long-term Capital Gain
Fund	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
Small Company Fund	$ -	$ -	$ 4,319,301	$ -
International Equity Fund	206,790	73,280	-	-
Mid-Cap Fund	55,909	-	-	-

(Continued)

The Brown Capital Management Funds

Notes to Financial Statements

5.   Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.  The Funds expect the risk of loss to be remote.

6.    New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

7.    Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.
(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Nottingham Investment Trust II
and the Shareholders of The Brown Capital Management Funds:

We have audited the accompanying statements of assets and liabilities of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund, each a series of shares of The Nottingham Investment Trust II (the "Funds"), including the schedules of investments, as of March 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and their financial highlights for each of the years in the five year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                   BBD, LLP

Philadelphia, Pennsylvania
May 31, 2011

The Brown Capital Management Funds

Additional Information
(Unaudited)

1.  Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and are available, (1) without charge, upon request, by calling 1-800-773-3863 and (2) on the SEC’s website at http://ww.sec.gov.   Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Additionally, you may obtain copies of the Funds’ form N-Q by calling the Funds at 1-800-773-3863.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330, (1-800-732-0330).

3.   Approval of Advisory Agreement

The Advisor supervises the investments of the Funds pursuant to Investment Advisory Agreements between the Advisor and the Trust.  At the annual meeting of the Trust’s Board of Trustees on March 21, 2011, the Trustees unanimously approved the renewal of the Investment Advisory Agreements upon the terms and for the compensation described therein.  In considering whether to approve the renewal of each of the Investment Advisory Agreements, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, copies of the Investment Advisory Agreements; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Funds, and comparative information for other mutual funds with strategies similar to the Funds; and a memorandum from the Funds’ legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the continuation of the Investment Advisory Agreements, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreements.  The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets.  The Trustees noted that certain employees of the Advisor served as officers of the Trust, including as a principal executive officer, without additional compensation.  After reviewing the foregoing information and further information in the materials provided by the Advisor (e.g., descriptions of the Advisor’s business, the experience and education of the Funds’ portfolio managers, and the Advisor’s compliance programs, and a copy of the Advisor’s Form ADV), the Board of Trustees concluded, in light of all the facts and circumstances, that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

(Continued)

The Brown Capital Management Funds

Additional Information
(Unaudited)

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisors, and comparable peer group indices (e.g., Bloomberg category averages).  The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies.  The Trustees observed that The Brown Capital Management Small Company Fund and The Brown Capital Management Mid-Cap Fund had generally underperformed their peers during the short-term period, but their long-term performance generally exceeded that of their peers.  The Trustees observed that The Brown Capital Management International Equity Fund had generally underperformed its peers during the short-term and long-term periods.  After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that the investment performance of each Fund and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds; and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm.  The Trustees also considered potential benefits for the Advisor in managing the Funds, including the ability for the Advisor to place small accounts into the Funds.  The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors.  With respect to The Brown Capital Management Small Company Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and the same as others and higher than the category average, and while the expense ratio was higher than some of the specifically identified comparable funds and lower than others, it was lower than the category average.  With respect to The Brown Capital Management International Equity Fund, the Trustees determined that the management fee was higher than the specifically identified comparable funds and the category average, and the expense ratio was higher than such comparable funds and the category average.  With respect to The Brown Capital Management Mid-Cap Fund, the Trustees determined that the management fee was higher than some of the specifically identified comparable funds and lower than others and similar to the category average, and the expense ratio was higher than such comparable funds and the category average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement.  For The Brown Capital Management Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders would receive benefits from the Fund’s expense limitation arrangement if the Fund’s assets were to decrease or the Fund’s expenses increased beyond the cap set by the expense limitation arrangement.  The Trustees noted that the Fund’s shareholders benefited from economies of scale under the Fund’s agreements with service providers other than the Advisor.  For The Brown Capital Management International Equity Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows.  The Trustees also considered that due to its size, the Fund would likely continue

(Continued)

The Brown Capital Management Funds

Additional Information
(Unaudited)

to experience benefits from the Fund’s expense limitation arrangements until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the respective arrangement and the Advisor began receiving its full fee.  For The Brown Capital Management Mid-Cap Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, the Fund’s shareholders had experienced benefits from the Fund’s expense limitation arrangement.  The Trustees noted that, due to its size, the Fund’s shareholders would likely continue to experience benefits from the expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee.  Thereafter, the Trustees noted that the Fund’s shareholders would continue to benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the anticipated portfolio turnover rate for the Funds; the extent to which the Funds allocate portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars) to the Funds compared with broker-dealers who provide only execution services; the basis by which evaluations are made of the overall reasonableness of commissions paid; and the basis for selecting and evaluating the broker-dealers used.  The Trustees then considered whether such services and soft dollars provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities and the extent to which any soft dollar payment is allocated for products or services that provide both a research and a non-research function; the extent to which such services benefit other accounts, if any, advised by the Advisor.  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Trustees who are not parties to any investment advisory agreement between the Trust and its investment advisers or interested persons of any such party, voting separately, approved the renewal of the Investment Advisory Agreements for the Funds upon the terms and for the compensation described therein.

4.  Information About Trustees and Officers

The business and affairs of the Funds and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and the Funds is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Funds includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at 1-877-892-4226.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $9,000 ($3,000 from each Fund) during the fiscal year ended March 31, 2011 from the Funds for their services to the Funds and the Trust.  The Interested Trustees and officers (other than the Chief Compliance Officer) did not receive compensation from the Funds for their services to the Funds and Trust.

(Continued)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson, 78	Trustee, Chairman	Since 1990	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	4
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; Giordano Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the six series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies). Previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, and Piedmont Investment Trust for its one series from 2005 to 2006,  New Providence Investment Trust for the one series of that trust from 1999  to 2010; (all registered investment companies).

James H. Speed, Jr., 57	Trustee	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) since May 2003; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4
Independent Trustee of the following: Hillman Capital Management Investment Trust for the two series of that trust; Starboard Investment Trust for the six series of that Trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp and Mechanics & Farmers Bank. Previously,  Independent Trustee of New Providence Investment Trust for the one series of that trust from 2009  to 2010.

(Continued)

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees*
Keith A. Lee, 50 1201 N. Calvert Street Baltimore, Maryland 21202	Trustee; Vice President and Principal Executive Officer, the Funds	Trustee since June 2002; Vice President since 1992; Principal Executive Officer since 2002	Managing Director/Senior Portfolio Manager of Brown Capital Management, Inc. (advisor of the Funds); previously, Senior Vice President of Brown Capital Management, Inc.	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, Inc., the advisor of the Funds.
Other Officers
Eddie C. Brown, 70 1201 N. Calvert Street Baltimore, Maryland 21202	President, the Funds	Since 1992	President and Chief Executive Officer of Brown Capital Management, Inc.; previously, Trustee of the Trust from 1992 until June 2002.	n/a	n/a
Richard K. Bryant, 51 Post Office Box 32249 Raleigh, NC 27622	Vice President	Since 2006
President of Capital Investment Group, Inc. (distributor of the Funds); Vice President of Capital Investment Counsel, Inc.; President of Capital Investment Brokerage, Inc. (broker/dealer firm); and President of N.C. Securities Association (trade organization); Previously, Trustee of the Trust from 1990 until June 2002 and September 2002 until August 2006.
				n/a	n/a
Douglas S. Folk, 50 1180 Peachtree Street Suite 2300 Atlanta, Georgia 30309	President and Principal Executive Officer, EARNEST Partners Fixed Income Trust	Since 2004	Partner of EARNEST Partners, LLC.	n/a	n/a
T. Lee Hale, Jr., 33	Treasurer, Assistant Secretary, and Principal Financial Officer	Since 2011	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
Vason Hamrick, 34	Secretary and Assistant Treasurer	Since 2007	Corporate Counsel to The Nottingham Company since 2004.	n/a	n/a
Julian G. Winters, 42 1701 Sunset Avenue Suite 203 Rocky Mount, NC 27804	Chief Compliance Officer	Since 2004
Chief Compliance Officer to the Trust since 2004; Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.
				n/a	n/a

(Continued)

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II

For Shareholder Service Inquiries: Documented:	For Investment Advisor Inquiries: Documented:

Nottingham Shareholder Services, LLC	Brown Capital Management
116 South Franklin Street	1201 North Calvert Street
Post Office Drawer 4365 Rocky Mount, North Carolina 27803-0365	Baltimore, Maryland 21202

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-877-892-4BCM (1-877-892-4226)

World Wide Web @: ncfunds.com	World Wide Web @: browncapital.com

Item 2.      CODE OF ETHICS.

As of the end of the period covered by this report, the registrant had adopted a code of ethics (the "Code") that applies to the registrant's principal executive officers ("PEOs") and principal financial officer ("PFO").  There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEOs or PFO during the period covered by this report.  A copy of the Code is filed pursuant to Item 12(a)(1) below.

Item 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2011, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2010 and March 31, 2011 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant BBD, LLP (“Accountant”) in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2010	2011
EARNEST Partners Fixed Income Trust	$14,500	$12,000
The Brown Capital Management Small Company Fund	$15,500	$12,000
The Brown Capital Management International Equity Fund	$16,500	$12,000
The Brown Capital Management Mid-Cap Fund	$13,000	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2010 and March 31, 2011 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in the fiscal years ended March 31, 2010 and March 31, 2011 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2010	2011
EARNEST Partners Fixed Income Trust	$2,000	$1,500
The Brown Capital Management Small Company Fund	$2,000	$1,500
The Brown Capital Management International Equity Fund	$2,000	$1,500
The Brown Capital Management Mid-Cap Fund	$2,000	$1,500

(d)	All Other Fees –There were no other fees billed by the Accountant, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for each of the last two fiscal years at meetings of the audit committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit committee meetings called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered during the fiscal years ended March 31, 2010 and 2011 were $8,000 and $6,000, respectively.  There were no non-audit fees billed by the Accountant for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)           Not applicable.

Item 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.     SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11.   CONTROLS AND PROCEDURES.

(a)
The registrant's officers, including the PEOs and PFO, concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures, that such disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEOs and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications of PEOs and PFO required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications of PEOs and PFO required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Nottingham Investment Trust II

By: (Signature and Title)	/s/ T. Lee Hale, Jr.
T. Lee Hale, Jr. Treasurer, Assistant Secretary, and Principal Financial Officer
Date: June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Douglas S. Folk
Douglas S. Folk President and Principal Executive Officer, EARNEST Partners Fixed Income Trust
Date: June 8, 2011

By: (Signature and Title)	/s/ Keith A. Lee

Keith A. Lee
Trustee, The Nottingham Investment Trust II
Vice President and Principal Executive Officer,
The Brown Capital Management Small Company
Fund, The Brown Capital Management International Equity
Fund, and The Brown Capital Management Mid-Cap Fund

Date: June 7, 2011

By: (Signature and Title)	/s/ T. Lee Hale, Jr.
T. Lee Hale, Jr. Treasurer, Assistant Secretary, and Principal Financial Officer, The Nottingham Investment Trust II
Date: June 2, 2011